                                                1933 Act File No. 33-3677
                                                1940 Act File No. 811-4603
==========================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                 FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

                               Pre-Effective Amendment No.             [ ]

                  Post-Effective Amendment No. 28                      [X]

                                  and/or

    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                            Amendment No. 30                           [X]

                         (Check appropriate box or boxes.)

                             LB SERIES FUND, INC.
                             --------------------
                           (Exact Name of Registrant)

            625 Fourth Avenue South, Minneapolis, Minnesota 55415
            -----------------------------------------------------
                  (Address of Principal Executive Offices)

                                 (612) 340-8214
                         -------------------------------
                         (Registrant's Telephone Number)

                        Brett L. Agnew, Assistant Secretary
                              LB Series Fund, Inc.
                            625 Fourth Avenue South
                        Minneapolis, Minnesota  55415
               --------------------------------------------------
               (Name and Address of Agent for Service of Process)

                  Approximate date of proposed public offering:

It is proposed that this filing will become effective under Rule 485 (check appropriate box)

[ ]  Immediately upon filing pursuant to paragraph (b)
[X]  On April 30, 2003 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  On (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  On (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          LB Series Fund, Inc.

                               Prospectus

                              April 30, 2003

                         Small Cap Growth Portfolio
                        Opportunity Growth Portoflio
                       Mid Cap Select Growth Portfolio
                          Mid Cap Growth Portfolio
                          World Growth Portfolio
                            All Cap Portfolio
                             Growth Portfolio
                        Investors Growth Portfolio
                         Growth Stock Portfolio
                             Value Portfolio
                           High Yield Portfolio
                             Income Portfolio
                       Limited Maturity Bond Portfolio
                           Money Market Portfolio

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

                             Table of Contents

                Investment Subadvisers and Portfolio Managers..   31

THE PORTFOLIOS

Small Cap Growth Portfolio

Investment Objective

The investment objective of the Small Cap Growth Portfolio is to achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Principal Strategies

The Small Cap Growth Portfolio's principal strategy for achieving its objective is to invest, under normal market conditions, at least 80% of its net assets
(plus the amount of any borrowing for investment purposes) in the equity securities of U.S. small capitalization (small cap) companies. Should Thrivent
Financial for Lutherans ("Thrivent Financial") determine that the Portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, you will be notified at least 60 days prior to such a change.

For this Portfolio, small cap companies are those companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Growth Index, whichever is greater, at the time of purchase. The Russell 2000 Growth Index consists of 2000 small companies that have publicly traded securities. Although market capitalizations are constantly changing, as of February 28, 2003, the top of the range of the
Russell 2000 Growth Index was $2.2 billion. Franklin Advisers, Inc. ("FAI"), the Portfolio's subadviser, may continue to hold an investment for further capital growth opportunities even if, through market appreciation, the company's market cap value exceeds these small cap measures. The Portfolio follows a practice of selectively selling investment positions to maintain a median market cap value of approximately $1.5 billion or lower.

In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities.

FAI uses fundamental  investment analysis and bottom-up investment techniques to select  companies  that it believes are  positioned for above- average growth in revenues,  earnings  or  assets.  FAI  relies on a team of  analysts  to provide in-depth industry expertise and uses both qualitative and quantitative  analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price.  Such advantages as a particular marketing niche, proven technology, sound financial records, strong management,  and industry  leadership are all factors the manager believes point to strong growth potential.  In choosing  individual equity  investments for the
Portfolio,  FAI also  considers  sectors  that have  growth  potential  and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant  positions in particular sectors such as electronic technology and technology services.

The Small Cap Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The Small Cap Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

In addition, the Small Cap Growth Portfolio will be invested in smaller companies with shorter histories and less seasoned operations. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to be more dependent on the success of limited product lines and have less experienced management and financial resources.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

Initial public offerings (IPOs) of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading.
Attractive IPOs are often oversubscribed and may not be available to the
Portfolio or may be available only in limited quantities. Thus, when the
Portfolio's size is smaller, any gains from IPOs will have an exaggerated impact on the Portfolio's reported performance than when the Portfolio is larger. There can be no assurance that the Portfolio will have favorable IPO investment opportunities.

To the extent that the Small Cap Growth Portfolio has significant investments in one or a few sectors, it bears more risk than a Portfolio that maintains broad sector diversification. For example, technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and tight profit margins.

For these and other reasons, the Small Cap Growth Portfolio may underperform other stock Portfolios (such as large company stock Portfolios) when stocks of small or growth companies are out of favor.

The success of the Small Cap Growth Portfolio's investment strategy depends significantly on FAI's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Small Cap Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Small Cap Growth Portfolio cannot be certain that it will achieve its objective.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Small Cap Growth Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Small Cap Growth Portfolio commenced operations on November 30, 2001.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

  2002
-------
-27.02%

Best Quarter:    Q4 '02 +13.46%
Worst Quarter:   Q3 '02 -26.06%

          AVERAGE ANNUAL TOTAL RETURNS
       (Periods ending December 31, 2002)

                                        Since
                                      Inception
                           1 Year    (11/30/01)
Small Cap Growth Portfolio -27.02%       -21.41%
------------------------------------------------
Russell 2000 Growth Index  -30.26%       -24.16%
------------------------------------------------

The Russell 2000 Growth Index is an unmanaged index comprised of companies with a greater than average growth orientation within the Russell 2000 Index. The
Russell 2000 Index is comprised of the 2,000 smaller companies in the Russell
3000 Index, which represents the 3,000 largest U.S. companies based on market capitalization.

Opportunity Growth Portfolio

Investment Objective

The investment objective of the Opportunity Growth Portfolio is to achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of smaller capitalization common stocks.

Principal Strategies

The principal strategy for achieving this objective is to invest in common stocks of companies with small market capitalizations. Under normal market conditions, the Opportunity Growth Portfolio invests at least 65% of its assets in companies with market capitalizations similar to those companies included in widely known small cap indices such as the Russell 2000 Growth Index and the
S&P SmallCap 600/Barra Growth Index at the time of the Portfolio's investment.

Thrivent Financial, the Portfolio's investment adviser, uses both fundamental and technical investment research techniques to determine what stocks to buy and sell. Thrivent Financial focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

The Opportunity Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The Opportunity Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

In addition, the Opportunity Growth Portfolio will be invested in smaller companies with shorter histories and less seasoned operations. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to be more dependent on the success of limited product lines and have less experienced management and financial resources. Growth stocks can have greater price volatility than other stocks in a declining market or when a company's earnings are less than expected.

For these and other reasons, the Opportunity Growth Portfolio may underperform other stock Portfolios (such as large company stock Portfolios) when stocks of small or growth companies are out of favor.

The success of the Opportunity Growth Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Opportunity Growth
Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Opportunity Growth Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Technical analysis
Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Opportunity Growth Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period, a five-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Opportunity Growth Portfolio commenced operations on January 18, 1996.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

1997    1998    1999    2000    2001     2002
-----  ------  ------  ------  -------  -------
0.93%  -2.99%  27.55%  -6.05%  -18.01%  -31.77%

Best Quarter:   Q4 '99  +26.38%
Worst Quarter:  Q3 '01  -22.45%

               AVERAGE ANNUAL TOTAL RETURNS
            (Periods ending December 31, 2002)

                                                   Since
                                                 Inception
                             1 Year    5 Years   (1/18/96)
Opportunity Growth Portfolio -31.77%    -8.25%      -3.47%
----------------------------------------------------------
Russell 2000 Index           -20.47%    -1.23%       4.78%
----------------------------------------------------------
Russell 2000 Growth Index*   -30.26%     -6.5%      -0.79%
----------------------------------------------------------

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index, which represents the 3,000 largest U.S.
companies based on market capitalization.

The Russell 2000 Growth Index is an unmanaged index comprised of those Russell
2000 companies with higher than average price-to-book ratios and higher forecasted growth values. The Russell 2000 companies are the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the
3,000 largest U.S. companies based on total market capitalization and is designed to represent the performance of about 98% of the U.S. equity market.

* Because the Russell 2000 Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio rather than the Russell 2000 Index.

Mid Cap Select Growth Portfolio

Investment Objective

The investment objective of the Mid Cap Select Growth Portfolio is to achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Principal Strategies

The Mid Cap Select Growth Portfolio's principal strategy for achieving its objective is to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations which the Portfolio's subadviser, Massachusetts Financial
Services Company ("MFS"), believes have above-average growth potential. Should
Thrivent Financial determine that the Portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, you will be notified at least 60 days prior to such a change.

Although market capitalizations are constantly changing, medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell MidCap Growth Index range at the time of the Portfolio's investment. As of February 28, 2003, the top of the range of the Russell Midcap
Growth Index was $13.5 billion. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium- capitalization companies for purposes of the Portfolio's 80% investment policy. The Portfolio's investments may include securities listed on a securities exchange or traded in the over-the-counter markets.

MFS uses fundamental investment analysis and bottom-up investment techniques to select securities of companies which it considers well-run and positioned for growth in earnings and/or share price.

The Portfolio may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

The Mid Cap Select Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

The Portfolio may engage in active and frequent trading to achieve its principal investment policies.

Principal Risks

The Mid Cap Select Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

In addition, medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies.
These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to
U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading may increase transaction costs, which could detract from the Portfolio's performance.

For these and other reasons, the Mid Cap Select Growth Portfolio may underperform other stock Portfolios.

The success of the Portfolio's investment strategy depends significantly on
MFS' skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Mid Cap Select Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the
Portfolio. The Mid Cap Select Growth Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Mid Cap Select Growth Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Mid Cap Select Growth Portfolio commenced operations on November 30, 2001.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

  2002
-------
-43.66%

Best Quarter:    Q4 '02  +7.25%
Worst Quarter:   Q2 '02 -31.70%

            AVERAGE ANNUAL TOTAL RETURNS
         (Periods ending December 31, 2002)

                                            Since
                                          Inception
                                1 Year    (11/30/01)
Mid Cap Select Growth Portfolio -43.66%      -37.82%
----------------------------------------------------
Russell MidCap Growth Index     -27.41%      -22.96%
----------------------------------------------------

The Russell MidCap Growth Index is an unmanaged index comprised of those
Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values, specifically the 800 smallest companies within the top 1,000 of the Russell 3000 Index. The Russell 3000 Index is comprised of the
3,000 largest U.S. companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market.

Mid Cap Growth Portfolio

Investment Objective

The investment objective of the Mid Cap Growth Portfolio is to achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

Principal Strategies

The Mid Cap Growth Portfolio tries to increase the long-term value of your investment by investing in common stocks of companies with medium market capitalizations. Under normal market conditions, the Mid Cap Growth Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in companies with market capitalizations similar to those companies included in widely known mid cap indices such as the Russell MidCap
Growth Index and the S&P MidCap 400/Barra Growth Index at the time of the
Portfolio's investment. Should Thrivent Financial determine that the Fund would benefit from reducing the percentage of invested assets form 80% to a lesser amount, you will be notified at least 60 days prior to such a change.

Thrivent Financial, the Portfolio's investment adviser, uses both fundamental and technical investment research techniques to determine what stocks to buy and sell. Thrivent Financial focuses on companies that have a strong record of earnings growth or show good prospects for growth in sales and earnings and also considers the trends in the market as a whole.

The Mid Cap Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The Mid Cap Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities,  especially over the short term.  Growth  stock  prices  reflect  projections  of future  earnings or revenues,  and if a company's  earnings or revenues fall short of  expectations, its stock price may fall dramatically.

In addition, medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies.
These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

For these and other reasons, the Mid Cap Growth Portfolio may underperform other stock Portfolios (such as large company stock Portfolios) when stocks of medium-sized companies are out of favor.

The success of the Portfolio's investment strategy depends significantly on
Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Mid Cap Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Mid Cap Growth Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Technical analysis
Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Mid Cap Growth Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Mid Cap Growth Portfolio commenced operations on January 30, 1998.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 1999    2000    2001    2002
------  ------  ------  -------
49.64%  13.37%  -19.74% -26.09%

Best Quarter:   Q4 '99  +34.13%
Worst Quarter:  Q1 '01  -24.04%

          AVERAGE ANNUAL TOTAL RETURNS
       (Periods ending December 31, 2002)

                                         Since
                                       Inception
                             1 Year    (1/30/98)
Mid Cap Growth Portfolio     -26.09%       2.39%
------------------------------------------------
S&P MidCap 400 Index         -14.51%       6.93%
------------------------------------------------
Russell MidCap Growth Index* -27.41%      -1.49%
------------------------------------------------

The S&P MidCap 400 Index is an unmanaged index comprised of 400 stocks designed to represent performance of the mid-cap segment of the U.S. equity markets.

The Russell MidCap Growth Index is an unmanaged index comprised of those
Russell MidCap Index companies with higher price-to-book ratios and higher forecasted growth values, specifically the 800 smallest companies within the top 1,000 of the Russell 3000 Index. The Russell 3000 Index is comprised of the
3,000 largest U.S. companies based on market capitalization and is designed to represent the performance of about 98% of the U.S. equity market.

* Because the Russell MidCap Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio rather than the S&P MidCap 400 Index.

World Growth Portfolio

Investment Objective

The investment objective of the World Growth Portfolio is to achieve long-term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of established, non-U.S. companies.

Principal Strategies
The World Growth Portfolio seeks to achieve its objective by investing substantially all of its assets in stocks outside the U.S. and to diversify broadly among developed and emerging countries throughout the world. Normally, at least 80% of the Portfolio's net assets (plus the amount of any borrowing for investment purposes) will be invested in stocks.

Stock selection reflects a growth style. While stocks may be purchased without regard to a company's market capitalization, the focus typically will be on large and, to a lesser extent, medium-sized, companies. In determining the appropriate distribution of investments among various countries and geographic regions, T. Rowe Price International, Inc. ("Price International"), the
Portfolio's subadviser, employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. Price International seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence its allocations among large-, mid-, or small-cap shares.

While Price International invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, bottom-up stock selection is the focus of its decision-making. Country allocation is driven largely by stock selection, though the sub-adviser may limit investments in markets that appear to have poor overall prospects.

In selecting stocks, Price International generally favors companies with one or more of the following characteristics:

o Leading market position
o Attractive business niche
o Strong franchise or natural monopoly
o Technological leadership or proprietary advantages
o Seasoned management
o Earnings growth and cash flow sufficient to support growing dividends
o Healthy balance sheet with relatively low debt

In pursuing the Portfolio's  investment  objective,  Price International has the discretion to purchase some  securities  that do not meet its normal  investment criteria, as described above, when it perceives an unusual opportunity for gain.
These  special  situations  might  arise  when  Price  International  believes a security could increase in value for a variety of reasons  including a change in management,  an extraordinary  corporate event, or a temporary  imbalance in the supply of or demand for the securities.

While the World Growth Portfolio invests primarily in common stocks, to a lesser extent it may also purchase other instruments and securities, including foreign currency and foreign currency exchange contracts, futures and options, in keeping with the Portfolio's objective.

The World Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The World Growth Portfolio's principal risks are the general risks of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

Stocks of non-U.S. companies in which the World Growth Portfolio invests generally carry more risk than stocks of U.S. companies. One of the most important is currency risk. This refers to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on the World Growth
Portfolio's holdings can be significant, unpredictable, and long-lasting, depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged.

The economies and financial markets of certain regions - such as Latin America,
Asia, Europe and the Mediterranean region - can be highly interdependent and may decline all at the same time. Other risks result from the varying stages of economic and political development of foreign countries, the differing regulatory environments, trading days, and accounting standards of non-U.S.
markets, and higher transaction costs. The World Growth Portfolio's investment in any country could be subject to governmental actions such as capital or currency controls, nationalizing a company or industry, expropriating assets, or imposing punitive taxes which would have an adverse effect on security prices and impair the World Growth Portfolio's ability to repatriate capital or income. These risks are usually greater in emerging markets. To the extent the
Portfolio invests in emerging markets, it is subject to the abrupt and severe price declines these holdings can experience.

The economic and political structure of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. The
Portfolio's performance will likely be negatively affected by its exposure to nations in the midst of hyperinflation, currency devaluation, trade disagreements, sudden political upheaval or interventionist government policies. Significant buying or selling actions by a few major investors may also heighten the volatility of emerging markets. These factors make investing in such countries significantly riskier than in other countries and any one of them could cause the Portfolio's share price to decline.

To the extent the Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

For these and other reasons, the World Growth Portfolio may underperform other stock funds (such as U.S. stock funds) when international stocks are out of favor.

The success of the Portfolio's investment strategy depends significantly on
Price International's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the World Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the
Portfolio. The World Growth Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the World Growth Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period, a five-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The World Growth Portfolio commenced operations on January 18, 1996.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

1997    1998    1999    2000      2001     2002
-----  ------  ------  -------  -------  -------
2.81%  16.75%  34.13%  -16.12%  -21.03%  -17.43%

Best Quarter:   Q4 '99  +24.47%
Worst Quarter:  Q3 '02  -21.52%

            AVERAGE ANNUAL TOTAL RETURNS
         (Periods ending December 31, 2002)

                                             Since
                                           Inception
                       1 Year    5 Years   (1/18/96)
World Growth Portfolio -17.43%   -3.05%     -0.41%
----------------------------------------------------
MSCI EAFE Index        -15.94%   -2.89%      2.06%
----------------------------------------------------

The MSCI EAFE Index is an unmanaged market capitalization-weighted equity Index composed of a sample of companies representative of the market structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float.

All Cap Portfolio

Investment Objective

The investment objective of the All Cap Portfolio is to seek long-term growth of capital.

Principal Strategies

The All Cap Portfolio's principal strategy for achieving its objective is normally to invest the Portfolio's assets primarily in common stocks.

Fidelity Management & Research Company ("FMR"), the Portfolio's subadviser, is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types.

FMR may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the Portfolio, FMR uses a disciplined approach that involves computer-aided, quantitative analysis supported by fundamental analysis. FMR's computer model systematically reviews thousands of stocks, using data such as historical earnings, dividend yield, earnings per share, and other quantitative factors. Then, the issuers of potential investments are analyzed further using fundamental factors such as growth potential, earnings estimates, and financial condition.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Risks

The All Cap Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

In addition, the value of an individual security or particular type of company can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

Investments in futures and options, if any, are subject to additional volatility and potential losses.

For these and other reasons, the All Cap Portfolio may underperform other stock
Portfolios.

The success of the Portfolio's investment strategy depends significantly on
FMR's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the All Cap Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The All Cap
Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the All Cap Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The All Cap Portfolio commenced operations on November 30, 2001.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 2002
-------
-38.33%

Best Quarter:    Q4 '02  +4.36%
Worst Quarter:   Q3 '02 -22.71%

     AVERAGE ANNUAL TOTAL RETURNS
  (Periods ending December 31, 2002)

                               Since
                             Inception
                   1 Year    (11/30/01)
All Cap Portfolio  -38.33%      -34.13%
---------------------------------------
Russell 3000 Index -21.54%      -19.00%
---------------------------------------

The Russell 3000 Index is an unmanaged index comprised of the 3,000 largest
U.S. companies based on market capitalization. The Russell 3000 Index is designed to represent the performance of about 98% of the U.S. equity market.

Growth Portfolio

Investment Objective

The investment objective of the Growth Portfolio is to achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Principal Strategies

The Growth Portfolio's principal strategy for achieving its objective is to invest in leading U.S. domestic and multi-national companies. Thrivent
Financial, the Portfolio's investment adviser, uses fundamental and technical investment research techniques to identify stocks of companies that it believes have a leading position and successful business strategy within their industry.

The Portfolio invests primarily (at least 65%) in stocks of large and, to a lesser extent, medium-sized, companies, which Thrivent Financial believes have balance sheet strength and profitability. The Portfolio defines large- and medium-sized companies according to the market capitalization classifications published by Lipper, Inc. Although market capitalizations are constantly changing, based on Lipper's guidelines as of February 28, 2003, large-sized companies are those with market capitalizations of at least $8.5 billion and medium-sized companies are those with market capitalizations between approximately $1.9 billion and $8.5 billion. Thrivent Financial seeks to invest in companies with a strong management team that will develop business strategies which lead to sales and earnings growth and improving relative stock value.

The Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

In addition, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies.

For these and other reasons, the Growth Portfolio may underperform other stock
Portfolios (such as small company or medium company stock Portfolios) when larger company stocks are out of favor.

The success of the Growth Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the
Portfolio. The Growth Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Technical analysis
Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for one, five, and ten years compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Growth Portfolio commenced operations on
January 9, 1987.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
------  ------  ------  ------  ------  ------  ------  ------  ------- -------
10.10%  -4.66%  37.25%  22.44%  30.18%  28.38%  43.61%  -4.95%  -19.13% -29.99%

Best Quarter:  Q4 '99 +25.55%
Worst Quarter: Q3 '01 -21.57%

             AVERAGE ANNUAL TOTAL RETURNS
          (Periods ending December 31, 2002)

                           1 Year    5 Years   10 Years
Growth Portfolio           -29.99%    -0.16%      8.58%
-------------------------------------------------------
S&P 500 Index              -22.10%    -0.59%      9.35%
-------------------------------------------------------
Russell 1000 Growth Index* -27.88%    -3.84%      6.70%
-------------------------------------------------------

The S&P 500 Index is an unmanaged index comprised of 500 stocks representative of the stock market as a whole.

The Russell 1000 Growth Index is an unmanaged index comprised of those Russell
1000 companies with higher than average price-to-book ratios and higher forecasted growth values. The Russell 1000 companies are the 1000 largest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the
3,000 largest U.S. companies based on total market capitalization and is designed to represent the performance of about 98% of the U.S. equity market.

* Because the Russell 1000 Growth Index is a more accurate reflection of the companies in which the Portfolio invests, it will be used to compare performance of the Portfolio rather than the S&P 500 Index.

Investors Growth Portfolio

Investment Objective

The investment objective of the Investors Growth Portfolio is to achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of common stocks of companies that appear to offer better than average long-term growth potential.

Principal Strategies

The Investors Growth Portfolio's principal strategy for achieving its objective is to invest, under normal market conditions, at least 80% of its net assets
(plus the amount of any borrowing for investment purposes) in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which its subadviser,
Massachusetts Financial Services Company ("MFS"), believes offer better than average prospects for long-term growth. Should Thrivent Financial determine that the Portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, you will be notified at least 60 days prior to such a change.

MFS uses fundamental investment analysis and bottom-up investment techniques to select securities of companies which it considers well-run and positioned for growth in earnings and/or share price.

Consistent with its investment strategy the Portfolio may invest in foreign securities through which it may have exposure to foreign currencies.

The Investors Growth Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

The Portfolio may engage in active and frequent trading to achieve its principal investment policies.

Principal Risks

The Investors Growth Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

In addition, the prices of larger company stocks may not rise as quickly or as significantly as prices of stocks of well-managed smaller companies.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading may increase transaction costs, which could detract from the Portfolio's performance.

For these and other reasons, the Investors Growth Portfolio may underperform other stock Portfolios.

The success of the Portfolio's investment strategy depends significantly on
MFS' skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Investors Growth Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio.
The Investors Growth Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Investors Growth Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Investors Growth Portfolio commenced operations on November 30, 2001.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 2002
-------
-26.53%

Best Quarter:    Q4 '02    3.02%
Worst Quarter:   Q2 '02  -15.27%

         AVERAGE ANNUAL TOTAL RETURNS
      (Periods ending December 31, 2002)

                                       Since
                                     Inception
                           1 Year    (11/30/01)
Investors Growth Portfolio -26.53%    -24.12%
-----------------------------------------------
S&P 500/Barra Growth Index -23.58%      -21.85%
-----------------------------------------------

The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index composed of the highest price-to-book ratio securities in the S&P 500 Index.
The S&P 500/Barra Growth Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth."

Growth Stock Portfolio

Investment Objective

The investment objective of the Growth Stock Portfolio is to achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Principal Strategies

The Growth Stock Portfolio's principal strategy for achieving its objective under normal circumstances is to invest at least 80% of net assets (plus the amount of any borrowing for investment purposes) in common stocks. Should
Thrivent Financial determine that the Portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, you will be notified at least 60 days prior to such a change.

The Portfolio concentrates its investments in growth companies. T. Rowe Price
Associates, Inc. ("T. Rowe Price"), the Portfolio's subadviser, seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting stocks, T. Rowe Price generally favors companies with one or more of the following characteristics:

o Superior growth in earnings and cash flow.

o The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.

o A lucrative niche in the economy that enables the company to expand even during times of slow growth. Ideally, profit margins should be widening due to economic factors rather than one-time events such as lower taxes.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

While the Portfolio invests primarily (at least 80%) in common stocks, it may also invest in foreign stocks (up to 30% of total assets), futures, and options, in keeping with fund objectives.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The Growth Stock Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and if a company's earnings or revenues fall short of expectations, its stock price may fall dramatically.

Foreign securities are generally more volatile than their domestic counterparts, in part because of greater political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Foreign securities also may be more difficult to resell than comparable U.S. securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to
U.S. dollars. Foreign withholding taxes also may apply, and errors and delays may occur in the settlement process for foreign securities.

Investments in futures and options, if any, are subject to additional volatility and potential losses.

For these and other reasons, the Growth Stock Portfolio may underperform other stock Portfolios.

The success of the Portfolio's investment strategy depends significantly on T.
Rowe Price's skill in assessing the potential of the securities in which the
Portfolio invests. Shares of the Growth Stock Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the
Portfolio. The Growth Stock Portfolio cannot be certain that it will achieve its objective.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Growth Stock Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Growth Stock Portfolio commenced operations on November 30, 2001.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 2002
-------
-23.20%

Best Quarter:    Q4 '02  +8.23%
Worst Quarter:   Q2 '02 -15.20%

         AVERAGE ANNUAL TOTAL RETURNS
      (Periods ending December 31, 2002)

                                       Since
                                     Inception
                           1 Year    (11/30/01)
Growth Stock Portfolio     -23.20%      -20.42%
-----------------------------------------------
S&P 500/Barra Growth Index -23.58%      -21.85%
-----------------------------------------------

The S&P 500/Barra Growth Index is an unmanaged capitalization weighted index composed of the highest price-to-book ratio securities in the S&P 500 Index.
The S&P 500/Barra Growth Index is designed so that approximately one-half of the S&P 500 market capitalization is characterized as "value" and the other half as "growth."

Value Portfolio

Investment Objective

The investment objective of the Value Portfolio is to achieve long-term growth of capital.

Principal Strategies

The principal strategy for achieving this objective is to invest, under normal market conditions, at least 65% of its assets in common stocks of large market capitalization companies which Thrivent Financial believes to be undervalued.
The Portfolio defines companies with large market capitalizations according to the market capitalization classifications published by Lipper, Inc. Although market capitalizations are constantly changing, based on Lipper's guidelines as of February 28, 2003, companies with large market capitalizations are those with market capitalizations of at least $8.5 billion.

Thrivent Financial uses both fundamental and technical investment research techniques to identify stocks of companies that it believes are undervalued in relation to their long-term earnings power or asset value. These stocks typically, but not always, have below average price-to-earnings and price-to-book value ratios.

The Value Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.

Principal Risks

The Value Portfolio's principal risks are the risks generally of stock investing. They include the risk of sudden and unpredictable drops in the value of the market as a whole and periods of lackluster performance. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling.
The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment.

There is also the risk that the market may never recognize the intrinsic value of a stock and stock judged to be undervalued might actually be appropriately priced.

For these and other reasons, the Value Portfolio may underperform other stock funds.

The success of the Portfolio's investment strategy depends significantly on
Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Value Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the
Portfolio. The Value Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Technical analysis
Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.

The price-to-earnings (P/E) ratio
The price-to-earnings (P/E) ratio represents the price of a stock divided by its earnings per share. In general, the higher the P/E, the greater the expectations are for earnings growth.

The price-to-book ratio
The price-to-book ratio represents the price of a stock divided by its net asset value. The price/book ratio can be a guide in determining the value of a stock.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Value Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Value Portfolio commenced ope-rations on
November 30, 2001.
                                   [CHART]

YEAR-BY-YEAR TOTAL RETURN

 2002
-------
-22.85%

Best Quarter:    Q1 '02    +2.30%
Worst Quarter:   Q3 '02   -17.25%

         AVERAGE ANNUAL TOTAL RETURNS
      (Periods ending December 31, 2002)

                                      Since
                                    Inception
                          1 Year    (11/30/01)
Value Portfolio           -22.85%      -20.22%
----------------------------------------------
S&P 500/Barra Value Index -20.86%      -18.27%
----------------------------------------------

The S&P 500/Barra Value Index is an unmanaged capitalization weighted index composed of the lowest price-to-book ratio securities in the S&P 500 Index. The
S&P 500/Barra Value Index is designed so that approximately on-half of the S&P
500 market capitalization is characterized as "value" and the other half as
"growth."

High Yield Portfolio

Investment Objective

The investment objective of the High Yield Portfolio is to achieve a higher level of income through investment in a diversified portfolio of high yield securities ("junk bonds") which involve greater risks than higher quality investments. The Portfolio will also consider growth of capital as a secondary objective.

Principal Strategies

Under normal market conditions, the High Yield Portfolio invests at least 80%
of its net assets (plus the amount of any borrowing for investment purposes) in high-yield, high risk bonds, notes, debentures and other debt obligations or preferred stocks. These securities are commonly known as "junk bonds." At the time of purchase these securities are rated within or below the BB major rating category by Standard & Poor's Corporation or the Ba major rating category by
Moody's Investor Services, Inc. or are unrated but considered to be of comparable quality by Thrivent Financial, the Portfolio's investment adviser.
Should Thrivent Financial determine that the Portfolio would benefit from reducing the percentage of invested assets from 80% to a lesser amount, you will be notified at least 60 days prior to such a change.

Thrivent Financial uses fundamental investment research techniques to determine what securities to buy and sell. Thrivent Financial focuses on companies which it believes have or are expected to achieve adequate cash flows or access to capital markets for the payment of principal and interest obligations. Thrivent
Financial generally purchases bonds with a 10-year maturity, although it may purchase bonds with a shorter or longer maturity.

Principal Risks

The principal risks of the High Yield Portfolio include the tendency of high-yield, high-risk bond prices to fall when the economy is sluggish or overall corporate earnings are weak. During those times, it may become difficult for issuers of high-yield bonds to generate sufficient cash flow or to obtain adequate access to capital markets to pay principal or interest. For all bonds, there is a risk that an issuer will default. High-yield bonds, however, are more susceptible to the risk of default and their prices usually fall if a number of issuers, or a high profile issuer, default or go bankrupt or if the market anticipates either of those events.

The price of the High Yield Portfolio shares also may be affected by weak equity markets, when issuers of high-yield, high-risk bonds generally find it difficult to improve their financial condition by replacing debt with equity. In addition, many high yield securities are traded only among institutional investors, and it may be difficult for Thrivent  Financial to sell the Portfolio's  investments at fair prices when high-yield bonds fall out of favor with those investors.

Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the High Yield Portfolio to fall as well. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities. In general, the prices at which lower quality bonds are traded before they mature may be more affected by the financial health of the issuer and the economy and less by changes in interest rates.

The success of the High Yield Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the High Yield Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The High Yield Portfolio cannot be certain that it will achieve its objective.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Maturity
Maturity is a measure of the remaining time before the bond must be repaid.

Duration
Duration is a measure of the effective, as opposed to the actual, maturity of a fixed-income security. Duration considers the bond's cash flows and the time value of money.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the High Yield Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for one, five, and ten years compared to a broad-based securities market index.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The High Yield Portfolio commenced operations on November 2, 1987.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 1993    1994    1995    1996    1997    1998    1999    2000     2001    2002
------  ------  ------  ------  ------  ------  ------  -------  ------  ------
22.91%  -4.38%  19.62%  11.55%  14.10%  -1.50%  10.52%  -20.56%  -3.60%  -8.65%

Best Quarter:   Q1 '93   +8.00%
Worst Quarter:  Q4 '00  -15.06%

               AVERAGE ANNUAL TOTAL RETURNS
            (Periods ending December 31, 2002)

                                1 Year   5 Years   10 Years
High Yield Portfolio            -8.65%    -5.31%      3.13%
-----------------------------------------------------------
Lehman Brothers High Yield Bond
Index                           -1.41%     0.38%      5.86%
-----------------------------------------------------------

The Lehman Brothers High Yield Bond Index is an unmanaged index which measures the performance of fixed-rate non-investment grade bonds.

Income Portfolio

Investment Objective

The investment objective of the Income Portfolio is to achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate and long-term fixed income securities.

Principal Strategies

The Income Portfolio invests primarily in investment-grade corporate bonds, government bonds, and mortgage-backed securities. Under normal conditions, at least 65% of the Portfolio's assets will be invested in debt securities or preferred stock at least in the "Baa" major rating category by Moody's or at least in the "BBB" major rating category by S&P or unrated securities considered to be of comparable quality by Thrivent Financial, the Portfolio's investment adviser.

The Portfolio may also invest in high-yield, high-risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as "junk bonds."
At the time of purchase these securities are rated within or below the BB major rating category by S&P or the Ba major rating category by Moody's or are unrated but considered to be of comparable quality by Thrivent Financial.

Thrivent Financial uses fundamental investment research techniques to determine what debt obligations to buy and sell. Thrivent Financial focuses on companies which it believes are financially sound and have strong cash flow, asset values, and interest or dividend earnings.

Principal Risks

The Income Portfolio's principal risks are those of debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the Income
Portfolio to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices. Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

In addition, mortgage-backed securities are sensitive to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

For all bonds there is a risk that an issuer will default. High-yield, high-risk bonds generally are more susceptible to risk of default than higher rated bonds. In addition, it may be difficult for Thrivent Financial to sell high-yield bond investments in certain markets or market environments when high-yield bonds fall out of favor. For the Income Portfolio, these risks increase as Thrivent Financial increases the percentage of the Portfolio's investments in high-yield bonds.

The success of the Income Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Income Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the
Portfolio. The Income Portfolio cannot be certain that it will achieve its goal.

Defining Terms

Fundamental investment analysis
Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Effective yield
Effective yield on a bond is determined by the purchase price, the stated rate of interest on the bond, the time between interest payments, and the time until maturity.

Duration
Duration is a measure of the effective, as opposed to the actual, maturity of a fixed-income security. Duration considers the bond's cash flows and the time value of money.

Maturity
Maturity is a measure of the remaining time before the bond must be repaid.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Income Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for one, five, and ten years compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Income Portfolio commenced operations on
January 9, 1987.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 1993    1994    1995    1996  1997   1998    1999    2000    2001   2002
------  ------  ------  -----  -----  -----  ------  ------  -----  -----
11.66%  -4.68%  19.36%  3.21%  8.75%  9.37%  -2.01%  10.36%  7.38%  5.75%

Best Quarter:  Q2 '95  +6.99%
Worst Quarter: Q1 '94  -5.99%

               AVERAGE ANNUAL TOTAL RETURNS
            (Periods ending December 31, 2002)

                               1 Year   5 Years   10 Years
Income Portfolio                5.75%     6.07%      6.71%
----------------------------------------------------------
Lehman Brothers Aggregate Bond
Index                          10.25%     7.55%      7.51%
----------------------------------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged index that encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and
Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Limited Maturity Bond Portfolio

Investment Objective

The investment objective of the Limited Maturity Bond Portfolio is to seek a high level of current income consistent with stability of principal.

Principal Strategies

The Limited Maturity Bond Portfolio invests primarily in investment-grade corporate bonds, government bonds, municipal bonds, asset-backed securities, and mortgage-backed securities. The average dollar-weighted portfolio maturity for the Limited Maturity Bond Portfolio is expected to be between one and five years.

Under normal market conditions, the Limited Maturity Bond Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in debt securities or preferred stock in at least the "Baa" major rating category by Moody's or at least in the "BBB" major rating category by
Standard & Poor's Corporation or unrated securities considered to be of comparable quality by Thrivent Financial, the Portfolio's investment adviser.
Should Thrivent Financial determine that the Portfolio would benefit from reducing the percentage of invested assets form 80% to a lesser amount, you will be notified at least 60 days prior to such a change.

The Portfolio may also invest in high-yield, high-risk bonds, notes, debentures and other debt obligations or preferred stock commonly known as "junk bonds."
At the time of purchase these securities are rated within or below the BB major rating category by S&P or the Ba major rating category by Moody's or are unrated but considered to be of comparable quality by Thrivent Financial.

Thrivent Financial uses both fundamental and technical investment analysis techniques to determine what debt obligations to buy and sell.
Thrivent Financial focuses on companies that it believes are financially sound and have strong cash flow, asset values and interest or dividend earnings.

Principal Risks

The Limited Maturity Bond Portfolio's principal risks are those of debt investing, including increases in interest rates and loss of principal.
Generally, when interest rates rise, bond prices fall, which may cause the price of shares of the Limited Maturity Bond Portfolio to fall as well. Bond prices fall because bonds issued after rates rise will offer higher yields, making older bonds with lower rates less attractive. To raise the effective yield on older bonds, holders of the older bonds must discount their prices.
Bonds with longer durations and maturities tend to be more sensitive to changes in interest rates than bonds with shorter durations or maturities.

In addition, both mortgage-backed and asset-backed securities are sensitive to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the asset-backed or mortgage-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

For all bonds there is a risk that an issuer will default. Lower rated and high-yield, high-risk bonds generally are more susceptible to risk of default than higher rated bonds. In addition, it may be difficult for Thrivent
Financial to sell high-yield bond investments in certain markets or market environments when high-yield bonds fall out of favor. For the Limited Maturity
Bond Portfolio, this risk increases as Thrivent Financial increases the percentage of the Portfolio's investments in lower rated investment-grade bonds or in high-yield bonds.

The success of the Portfolio's investment strategy depends significantly on
Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests. Shares of the Limited Maturity Bond Portfolio will rise and fall in value and there is a risk that you could lose money by investing in the Portfolio. The Limited Maturity Bond Portfolio cannot be certain that it will achieve its objective.

Defining Terms

The average dollar-weighted maturity

The average dollar-weighted maturity of a portfolio is determined by calculating the average maturity of each debt security owned by the portfolio, weighting each security according to the amount that it represents in the portfolio. In addition, for asset-backed and mortgage-backed securities, as well as bonds with required prepayments or redemption rights, the calculation considers the expected prepayments of the underlying securities and/or the present value of a mandatory stream of prepayments.

Fundamental investment analysis

Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Technical analysis

Technical analysis generally involves studying trends and movements in a security's price, trading volume, and other market-related factors in an attempt to discern patterns.

Effective yield

Effective yield on a bond is determined by the purchase price, the stated rate of interest on the bond, the time between interest payments, and the time until maturity.

Duration

Duration is a measure of the effective, as opposed to the actual, maturity of a fixed-income security. Duration considers the bond's cash flows and the time value of money.

Maturity

Maturity is a measure of the remaining time before the bond must be repaid.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Limited Maturity Bond Portfolio by showing changes in the
Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for a one-year period and since inception compared to a broad-based securities market index.

The bar chart and table  include  the  effects of  Portfolio  expenses,  but not charges or deductions against your variable  contract,  and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable  annuity  contracts, you should carefully review the variable contract  prospectus for information on applicable  charges and  expenses.  If the charges and  deductions  against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Limited Maturity Bond Portfolio commenced operations on November 30, 2001.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

 2002
-----
5.78%

Best Quarter:    Q2 '02  +2.44%
Worst Quarter:   Q1 '02  +0.30%

               AVERAGE ANNUAL TOTAL RETURNS
            (Periods ending December 31, 2002)

                                                  Since
                                                Inception
                                       1 Year   (11/30/01)
Limited Maturity Bond Portfolio         5.78%        4.73%
----------------------------------------------------------
Lehman Brothers Intermediate Aggregate
Bond Index                              9.49%        8.23%
----------------------------------------------------------

The Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index comprised of securities in the intermediate maturity range of one to five years. The Lehman Brothers Aggregate Bond Index encompasses five major classes of U.S. fixed-income securities: U.S. Treasury and Government Agency securities, corporate debt obligations, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Money Market Portfolio

Investment Objective
The investment objective of the Money Market Portfolio is to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

Principal Strategies
The Money Market Portfolio seeks to achieve its objective by investing in high quality, short-term money market instruments that mature in 397 days or less, including U.S. dollar-denominated commercial paper, bank instruments such as certificates of deposit, U.S. government discount notes, and U.S. Treasury
Bills. Thrivent Financial looks for prime commercial paper issued by corporations which it believes are financially sound, have strong cash flows and solid capital levels, are leaders in their industry and have experienced management.

Thrivent Financial, the Portfolio's investment adviser, uses fundamental investment research techniques to determine what money market instruments to buy and sell.

Thrivent Financial manages the Money Market Portfolio subject to strict rules established by the Securities and Exchange Commission that are designed so that the Money Market Portfolio may maintain a stable $1.00 share price. Those guidelines generally require the Money Market Portfolio to, among other things, invest only in high quality securities that generally are diversified with respect to issuers, are denominated in U.S. dollars and have short remaining maturities. In addition, the guidelines require the Money Market Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days.

Under the guidelines, at least 95% of the Money Market Portfolio's total assets must be invested in "first tier" securities. First-tier securities must be rated by at least two rating agencies in their highest short-term major rating categories (or one, if only one rating agency has rated the security, or if they have not received a short-term rating, determined by Thrivent Financial to be of comparable quality). First-tier securities generally include U.S.
Government securities, such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies. They also may include corporate debt securities, finance company commercial paper and certain obligations of U.S.
and foreign banks.

The  remainder  of the Money  Market  Portfolio's  assets  will be  invested  in securities  rated  within the two highest  rating  categories  by any two rating agencies  (or one,  if only one  rating  agency  has rated the  security  or, if unrated,  determined by Thrivent Financial to be of comparable quality), or kept in cash.

Principal Risks

The Money Market Portfolio's principal risks are those that could affect the yield of its shares. They include those factors that could cause short-term interest rates to decline, such as a weak economy, strong equity markets and changes by the Federal Reserve in its monetary policies. The success of the
Portfolio's investment strategy depends significantly on Thrivent Financial's skill in assessing the potential of the securities in which the Portfolio invests.

An investment in the Money Market Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the
Portfolio.

Defining Terms

Fundamental investment analysis

Fundamental investment analysis generally involves assessing a company's or security's value based on factors such as sales, assets, markets, management, products and services, earnings, and financial structure.

Volatility and Performance

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the
Portfolio's performance from year to year and by showing the Portfolio's average annual returns for one, five, and ten years.

The bar chart and table include the effects of Portfolio expenses, but not charges or deductions against your variable contract, and assume that you sold your investment at the end of the period. Because shares of the Portfolio may be purchased only through variable life insurance and variable annuity contracts, you should carefully review the variable contract prospectus for information on applicable charges and expenses. If the charges and deductions against your variable contract were included, returns would be lower than those shown.

How a Portfolio has performed in the past is not necessarily an indication of how it will perform in the future. The Money Market Portfolio commenced operations on January 9, 1987.

                                    [CHART]

YEAR-BY-YEAR TOTAL RETURN

1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----
2.87%  4.00%  5.71%  5.20%  5.43%  5.32%  4.94%  6.21%  3.96%  1.50%

Best Quarter:   Q4 '00  +1.59%
Worst Quarter:  Q4 '02  +0.34%

                          AVERAGE ANNUAL TOTAL RETURNS
                       (Periods ending December 31, 2002)

                                      1 Year   5 Years   10 Years
               Money Market Portfolio  1.50%     4.38%      4.51%
               --------------------------------------------------

Fees and Expenses of the Portfolios

Like any investor, you pay certain fees and expenses related to your investments. Annual Portfolio and operating expenses are paid from Portfolio assets so they directly impact the share price. The following tables describe the fees and expenses that you may pay if you buy and hold shares of a
Portfolio. Note that the expenses shown in the tables are only at the Portfolio level. If you own a variable annuity or variable life contract, you will incur additional expenses at the variable account level such as a mortality and expense risk charge. Please refer to the appropriate variable account prospectus for more information on fees and expenses associated with variable products.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases  N/A
-----------------------------------------------------
Maximum Deferred Sales Charge (Load)              N/A
-----------------------------------------------------
Maximum Sales Charge (Load) Imposed on Reinvested
Dividends                                         N/A
-----------------------------------------------------
Redemption Fee                                    N/A
-----------------------------------------------------
Exchange Fee                                      N/A
-----------------------------------------------------

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Fund assets)
                                           TOTAL
                                         PORTFOLIO
                       MANAGE-   OTHER    ANNUAL
PORTFOLIO             MENT FEES EXPENSES EXPENSES*

--------------------------------------------------

Small Cap Growth        1.00%     .11%     1.11%
--------------------------------------------------
--------------------------------------------------

Opportunity Growth       .40      .07       .47
--------------------------------------------------
--------------------------------------------------

Mid Cap Select Growth    .90      .12      1.02
--------------------------------------------------
--------------------------------------------------

Mid Cap Growth           .40      .05       .45
--------------------------------------------------
--------------------------------------------------

World Growth             .85      .10       .95
--------------------------------------------------
--------------------------------------------------

All Cap                  .95      .08      1.03
--------------------------------------------------
--------------------------------------------------

Growth                   .40      .02       .42
--------------------------------------------------
--------------------------------------------------

Investors Growth         .80      .10       .90
--------------------------------------------------
--------------------------------------------------

Growth Stock             .80      .09       .89
--------------------------------------------------
--------------------------------------------------

Value                    .60      .06       .66
--------------------------------------------------
--------------------------------------------------

High Yield               .40      .03       .43
--------------------------------------------------
--------------------------------------------------

Income                   .40      .03       .43
--------------------------------------------------
--------------------------------------------------

Limited Maturity Bond    .40      .06       .46
--------------------------------------------------
--------------------------------------------------

Money Market**           .40      .04       .44
--------------------------------------------------

*Thrivent Financial and Lutheran Brotherhood Variable Insurance Products
Company ("LBVIP") have agreed to pay on behalf of the Fund or to reimburse the
Fund for all expenses of the Fund other than the investment advisory fee pursuant to an Expense Reimbursement Agreement. With the Expense Reimbursement
Agreement, the Total Portfolio Annual Expense would be as follows:

Small Cap Growth      1.00%
Opportunity Growth     .40%
Mid Cap Select Growth  .90%
Mid Cap Growth         .40%
World Growth           .85%
All Cap                .95%
Growth                 .40%
Investors Growth       .80%
Growth Stock           .80%
Value                  .60%
High Yield             .40%
Income                 .40%
Limited Maturity Bond  .40%
Money Market           .40%

The Expense Reimbursement Agreement can be terminated at any time by the mutual agreement of the Fund, Thrivent Financial and LBVIP.

**The percentage of expense levels shown in the table for the Money Market
Portfolio have been restated to reflect the merger of the AAL Money Market
Portfolio of AAL Variable Product Series Fund, Inc. with and into the Money
Market Portfolio effective April 25, 2003.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in a
Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1     3     5    10
Portfolio             Year Years Years Years

---------------------------------------------

Small Cap Growth      $113 $353  $612  $1,352
---------------------------------------------

Opportunity Growth      48  151   263     591
---------------------------------------------

Mid Cap Select Growth  104  325   563   1,248
---------------------------------------------

Mid Cap Growth          46  144   252     567
---------------------------------------------

World Growth            97  303   525   1,166
---------------------------------------------

All Cap                105  328   569   1,259
---------------------------------------------

Growth                  43  135   235     530
---------------------------------------------

Investors Growth        92  287   498   1,108
---------------------------------------------

Growth Stock            91  284   493   1,096
---------------------------------------------

Value                   67  211   368     822
---------------------------------------------

High Yield              44  138   241     542
---------------------------------------------

Income                  44  138   241     542
---------------------------------------------

Limited Maturity Bond   47  148   258     579
---------------------------------------------

Money Market            45  141   246     555
---------------------------------------------

Management

INVESTMENT ADVISER
Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415,
serves as investment adviser for each of the Portfolios of LB Series Fund, Inc
("the Fund"). Thrivent Financial and its affiliates have been in the investment advisory business since 1986 and managed approximately $57.2 billion in assets as of December 31, 2002, including approximately $10.7 billion in mutual fund assets.

Thrivent Financial provides investment research and supervision of the assets for the following Portfolios: Opportunity Growth Portfolio, Mid Cap Growth
Portfolio, Growth Portfolio, Value Portfolio, High Yield Portfolio, Income
Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio. For each of the Small Cap Growth Portfolio, the Mid Cap Select Growth Portfolio, the
World Growth Portfolio, the All Cap Portfolio, the Investors Growth Portfolio,
and the Growth Stock Portfolio (the "Subadvised Portfolios"), Thrivent
Financial establishes the overall investment strategy for the Subadvised
Portfolios and evaluates, selects and recommends, subject to the approval of the Board of Directors of the Fund, one or more subadvisers to manage the investments of the Subadvised Portfolios. It also allocates assets to the subadvisers, monitors the performance, security holdings and investment strategies of the subadvisers and, when appropriate, researches any potential new subadviser for the Portfolios. Thrivent Financial has ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement.

Thrivent Financial and the Fund have received an exemptive order from the
Securities and Exchange Commission ("SEC") that permits Thrivent Financial and the Fund, with the approval of the Fund's Board of Directors, to retain a subadviser for the Subadvised Portfolios, or subsequently change the subadviser, without submitting the respective investment subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders of the applicable Subadvised Portfolios. Thrivent Financial will notify variable contract owners in the event of any change in the identity of the subadviser of a Subadvised Portfolio. Thrivent Financial and the Fund may
not rely upon the exemptive order with respect to the World Growth Portfolio until the majority of the shareholders of the World Growth Portfolio have approved the operation of that Portfolio in the manner permitted by the exemptive order.

INVESTMENT SUBADVISERS AND PORTFOLIO MANAGERS

Small Cap Growth Portfolio
Thrivent Financial has engaged Franklin Advisers, Inc. ("FAI"), One Franklin
Parkway, San Mateo, California 94403-1906, as investment subadviser for the
Small Cap Growth Portfolio. FAI is a wholly owned subsidiary of Franklin
Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Together, FAI and its affiliates manage over
$258 billion in assets as of December 31, 2002.

Edward B. Jamieson, executive vice president of FAI, Michael McCarthy, senior vice president of FAI, Aidan O'Connell, vice president of FAI, and Christopher
Grisanti, portfolio manager of FAI, have served as portfolio managers of the
Small Cap Growth Portfolio since its inception in November 2001. Mr. Jamieson joined Franklin Templeton Investments in 1987 and has served as a portfolio manager of the Franklin Small Cap Growth Fund II since its inception in 2000.
Mr. McCarthy joined Franklin Templeton Investments in 1992. Mr. O'Connell joined Franklin Templeton Investments in 1998. Previously, he was a research associate and a corporate finance associate at Hambrecht & Quist. Mr. Grisanti joined Franklin Templeton Investments in 1998.

Opportunity Growth Portfolio
Andrea J. Thomas has served as portfolio manager of the Opportunity Growth
Portfolio since 2002. She also serves as portfolio manager of Lutheran
Brotherhood Opportunity Growth Fund, a series of an affiliated mutual fund group, since 2002. Ms. Thomas has been with Thrivent Financial since 1993 and served as an associate portfolio manager from 1997 to 2002.

Mid Cap Select Growth Portfolio
Thrivent Financial has engaged Massachusetts Financial Services Company
("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, as investment subadviser for the MFS Mid Cap Growth Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund,
Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002.

The Portfolio is managed by a team of portfolio managers.

Mid Cap Growth Portfolio
Brian L. Thorkelson has served as the portfolio manager of the Mid Cap Growth
Portfolio since its inception in 1998. He also has served as portfolio manager of Lutheran Brotherhood Mid Cap Growth Fund, a series of an affiliated mutual fund group, since 1997. Mr. Thorkelson has been with Thrivent Financial since
1987.

World Growth Portfolio
Thrivent Financial has engaged Price International, 100 East Pratt Street,
Baltimore, Maryland 21202, as investment subadviser for the World Growth
Portfolio. Price International is one of the world's largest international mutual fund asset managers with the U.S. equivalent of about $18.0 billion under management as of December 31, 2002 in its offices in Baltimore, London,
Tokyo, Singapore, Paris, Hong Kong, and Buenos Aires. Price International has
an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio's investment program.

All Cap Portfolio
Thrivent Financial has engaged Fidelity Management & Research Company ("FMR"),
82 Devonshire Street, Boston, Massachusetts 02109, as investment subadviser for the All Cap Portfolio. In addition, FMR Co., Inc. ("FMRC"), a wholly-owned subsidiary of FMR, serves as the sub-subadviser for the All Cap Portfolio. FMRC will be primarily responsible for choosing investments for the Portfolio. FMR was founded in 1946 and has since grown into one of the world's largest money managers and financial service providers. As of December 31, 2002, FMR and its affiliates had approximately $699.1 billion in mutual fund assets under management.

Bruce Dirks serves as portfolio manager of the All Cap Portfolio. Mr. Dirks has served as portfolio manager of the All Cap Portfolio since its inception in
November, 2001. He has been employed by FMR as a portfolio manager since 2000, and has over 13 years in the financial services industry.

Growth Portfolio
Scott A. Vergin has been the portfolio manager of the Growth Portfolio since
1994. He also has served as portfolio manager of the following series of affiliated mutual fund groups since 2002: AAL Aggressive Growth Portfolio, The
AAL Aggressive Growth Fund, and Lutheran Brotherhood Growth Fund. Mr. Vergin
has been with Thrivent Financial since 1984.

Investors Growth Portfolio
Thrivent Financial has engaged Massachusetts Financial Services Company
("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, as investment subadviser for the Investors Growth Portfolio. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund,
Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002.

Stephen Pesek, senior vice president of MFS, serves as portfolio manager of the
Investors Growth Portfolio. Mr. Pesek has served as portfolio manager of the
MFS Investors Growth Portfolio since its inception in November 2001. He has been employed in the investment management area of MFS since 1994 and has served as a portfolio manager of Massachusetts Investors Growth Stock Fund since 1999.

Growth Stock Portfolio
Thrivent Financial has engaged T. Rowe Price Associates, Inc. ("T. Rowe
Price"), 100 East Pratt Street, Baltimore, Maryland 21202, as investment subadviser for the Growth Stock Portfolio. T. Rowe Price has over 65 years of investment management experience. T. Rowe Price had approximately $140.6 billion total assets under management as of December 31, 2002.

Robert W. Smith, vice president of T. Rowe Price, serves as portfolio manager of the Growth Stock Portfolio. Mr. Smith has served as portfolio manager of the
Growth Stock Portfolio since its inception in November 2001. He also serves as portfolio manager of the retail T. Rowe Price Growth Stock Fund. He has been employed in the investment management area of T. Rowe Price since 1992.

Value Portfolio
Lewis A. Bohannon has served as portfolio manager of the Value Portfolio since
2002. He also has served as portfolio manager of the following series of affiliated mutual fund groups: Value Fund since 2002, AAL Equity Income
Portfolio since 2001, and The AAL Equity Income Fund since 1995.

High Yield Portfolio
Paul J. Ocenasek and Mark L. Simenstad serve as portfolio co-managers of the
High Yield Portfolio. Mr. Ocenasek has served as a portfolio manager of the
High Yield Portfolio since 2001. He also has served as portfolio manager of
Lutheran Brotherhood High Yield Fund, a series of an affiliated mutual fund group, since 1997. Mr. Ocenasek has been with Thrivent Financial since 1987.
Mr. Simenstad has served as a portfolio manager of the High Yield Portfolio since 2001, and he has served as a portfolio manager with Thrivent Financial since 1999. Mr. Simenstad served as chief investment officer for fixed-income investing at Voyageur Asset Management from 1996 until 1999.

Income Portfolio
Michael G. Landreville and Alan D. Onstad serve as portfolio co-managers of the
Income Portfolio. Mr. Landreville has served as a portfolio manager of the
Income Portfolio since June 2001. He also serves as portfolio manager of the following series of affiliated mutual fund groups: The AAL Bond Fund since
2002, Limited Maturity Bond Portfolio since 2001, Lutheran Brotherhood Limited
Maturity Bond Fund since 1999, and Lutheran Brotherhood Income Fund since 1998.
Mr. Landreville has been with Thrivent Financial since 1983, and has served as associate portfolio manager from 1987 through 1997. Mr. Onstad has served as portfolio co-manager of the Income Portfolio since 2002. He also serves as a portfolio manager of the following series of affiliated mutual fund groups:
Lutheran Brotherhood Income Fund since 2002, The AAL Bond Fund since 1999, and
The AAL Balanced Fund since 1999. Mr. Onstad has served as portfolio manager with Thrivent Financial since 1995.

Limited Maturity Bond Portfolio
Michael G. Landreville has served as portfolio manager of the Limited Maturity
Bond Portfolio since its inception in 2001. Mr. Landreville also has served as a portfolio manager of the following series of affiliated mutual fund groups:
The AAL Bond Fund since 2002, Income Portfolio since 2001, Lutheran Brotherhood
Limited Maturity Bond Fund since 1999, and Lutheran Brotherhood Income Fund since 1998. Mr. Landreville has been with Thrivent Financial since 1983, and has served as associate portfolio manager from 1987 through 1997.

Money Market Portfolio
Gail R. Onan has served as portfolio manager of the Money Market Portfolio since 1994. Ms. Onan also has served as the portfolio manager of the following series of affiliated mutual fund groups: The AAL Money Market Fund since 2002 and Lutheran Brotherhood Money Market Fund since 1994. Ms. Onan has been with
Thrivent Financial since 1969.

ADVISORY FEES
Thrivent Financial receives an investment management fee for each Portfolio.
The fee is a daily charge equal to the annual rate of a percentage of average daily net assets of each Portfolio. Thrivent Financial agreed to pay on behalf of each Portfolio, or reimburse each Portfolio, all expenses in excess of management fees. The advisory fees paid by the Portfolios for 2002 are set forth in the table below as an annualized percentage of average net assets.

Small Cap Growth Portfolio..... 1.00%
Opportunity Growth Portfolio...  .40%
Mid Cap Select Growth Portfolio  .90%
Mid Cap Growth Portfolio.......  .40%
World Growth Portfolio.........  .85%
All Cap Portfolio..............  .95%
Growth Portfolio...............  .40%
Investors Growth Portfolio.....  .80%
Growth Stock Portfolio.........  .80%
Value Portfolio................  .60%
High Yield Portfolio...........  .40%
Income Portfolio...............  .40%
Limited Maturity Bond Portfolio  .40%
Money Market Portfolio.........  .40%

PERSONAL SECURITIES INVESTMENTS

Personnel of Thrivent Financial, FAI, MFS, FMR, Price International, and T.
Rowe Price may invest in securities for their own account pursuant to codes of ethics that establish procedures for personal investing and restrict certain transactions. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions under their respective codes of ethics.

The Separate Accounts And The Retirement Plans

Shares in the Fund are currently sold, without sales charges, only to:

 o Separate accounts of Thrivent Financial and LBVIP, which are used to fund benefits of variable life insurance and variable annuity contracts (each a
   "variable contract") issued by Thrivent Financial and LBVIP; and

 o Retirement plans sponsored by Thrivent Financial.

A Prospectus for the variable contract describes how the premiums and the assets relating to the variable contract may be allocated among one or more of the subaccounts that correspond to the Portfolios of the Fund. Participants in the retirement plans should consult retirement plan documents for information on how to invest.

As a result of differences in tax treatment and other considerations, a conflict could arise between the interests of the variable contract owners and the interest of plan participants with respect to their investments in the
Fund. The Fund's Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action if any, should be taken in response to any such conflicts.

Pricing of Fund Shares

The Portfolios determine their net asset value ("NAV") on each day the New York
Stock Exchange ("NYSE") is open for business, or any other day as required under the rules of the Securities and Exchange Commission. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents
Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day
and Christmas Day. The calculation normally is made as of the close of regular trading of the NYSE (currently 4:00 p.m. Eastern time) after the Portfolio has declared any applicable dividends. Because foreign securities markets are open on different days from U.S. markets, there may be instances when the value of a
Portfolio's investment in foreign securities changes on days when you are not able to purchase or redeem shares.

The Money Market Portfolio seeks to maintain a stable $1.00 NAV pursuant to procedures established by the Fund's Board of Directors, which utilizes the amortized cost method. Valuing securities held by held by the Money Market
Portfolio on the basis of amortized cost involves a constant amortization of premium or accretion of discount to maturity, regardless of the impact of fluctuating interest rates on the market value of the security. This method is explained further in the Statement of Additional Information.

Each other Portfolio determines its NAV by adding the value of Portfolio assets, subtracting the Portfolio's liabilities, and dividing the result by the number of outstanding shares. The NAV for the Portfolios varies with the value of their investments. The Portfolios value their securities using market quotations, other than short-term debt securities maturing in less than 60 days, which are valued using amortized costs, and securities for which market quotations are not readily available, which are valued at fair value.

The Fund has authorized Thrivent Financial and one or more other entities to accept orders from participants in the retirement plans. The separate accounts and the retirement plans each place an order to buy or sell shares of a respective Portfolio each business day. The amount of the order is based on the aggregate instructions from owners of the variable annuity contracts or the participants in the retirement plans. Orders placed before the close of the
NYSE on a given day by the separate accounts, the retirement plans, or participants in the retirement plans result in share purchases and redemptions at the NAV calculated as of the close of the NYSE that day.

Tax Matters

Since you do not own shares of the Fund directly, any transaction relating to either your variable contract or retirement plan results in tax consequences at that level. Please refer to the tax discussion the in applicable account prospectus or your retirement plan documents for more information.

Under existing tax law, dividends or capital gains distributions from a
Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract. Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

Other Securities And Investment Practices

The principal investment strategies and risk factors of each Portfolio are outlined beginning on page 2. The Portfolios may also invest in other securities and engage in other practices. Below are brief discussions of some of these securities, other practices in which certain of the Portfolios may engage, and their associated risks.

Repurchase Agreements. Each of the Portfolios may buy securities with the understanding that the seller will buy them back with interest at a later date.
If the seller is unable to honor its commitment to repurchase the securities, the Portfolio could lose money.

When-Issued Securities. Each Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year. In addition, no income will be earned on these securities until they are actually delivered.

Mortgage-Backed And Asset-Backed Securities. The High Yield Portfolio, Income
Portfolio, Limited Maturity Bond Portfolio, and Money Market Portfolio may
invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities that are backed by pools of mortgages and which pay income based on the payments of principal and income they receive from the underlying mortgages. Asset-backed securities are similar but are backed by other assets, such as pools of consumer loans. Both are sensitive to interest rate changes as well as to changes in the redemption patterns of the underlying securities. If the principal payment on the underlying asset is repaid faster or slower than the holder of the mortgage-backed or asset-backed security anticipates, the price of the security may fall, especially if the holder must reinvest the repaid principal at lower rates or must continue to hold the securities when interest rates rise.

Zero Coupons. Each of the Portfolios may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio that has purchased the security and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may require the Portfolio to liquidate securities at a disadvantageous time.

Industry Exposure. Each of the Portfolios may invest up to (but not more than)
25% of its assets in the securities of a single industry. To the extent that a
Portfolio invests in a particular industry, it will be exposed to the unique risks associated with that industry. As of the date of this Prospectus, none of the Portfolios (except the Subadvised Portfolios) held securities of any company primarily engaged in the alcohol, gaming, or tobacco industries. The
Portfolios are not prohibited from investing in these industries, however, and may hold such securities from time to time in the future.

Foreign Securities. Each of the Portfolios may invest in foreign securities.
Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. Each of the Portfolios may use foreign currencies and related instruments to hedge its foreign investments.

Foreign securities also may be more difficult to resell than comparable U.S.
securities because the markets for foreign securities are less efficient. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security's value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure. Each of the Portfolios, except the Money Market
Portfolio, may have some international exposure in their investments. Many U.S.
companies in which these Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of Fund shares.

Emerging Markets Exposure. Each of the Portfolios, except the Money Market
Portfolio, may have some emerging markets exposure. Emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Restricted And Illiquid Securities. Each of the Portfolios may invest to a limited extent in restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions. The markets for these securities are still developing and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Portfolio's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the Portfolio may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the Portfolio) may have a subjective element.

Securities Lending. Each of the Portfolios, except the Money Market Portfolio, may seek additional income by lending securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the Portfolio could lose money.

Derivatives. Each of the Portfolios, except the Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging
(attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the Portfolio's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Portfolio. In addition, suitable derivative investments for hedging or speculative purposes may not be available.

High-Yield Bonds. Each of the Portfolios, except the Money Market Portfolio, may invest in high-yield bonds. High-yield bonds are debt securities rated below BBB by S&P or Baa by Moody's. To the extent that a Portfolio invests in high-yield bonds, it takes on certain risks:

o The risk of a bond's issuer defaulting on principal or interest payments is greater than on higher quality bonds.

o Issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

Government Bonds And Municipal Bonds. The Limited Maturity Bond Portfolio and
All Cap Portfolio may invest in government bonds. The Limited Maturity Bond
Portfolio may also invest in municipal bonds. As a result, a Portfolio's performance may be affected by political and economic conditions at the state, regional or Federal level. These may include budgetary problems, declines in the tax base and other factors that may cause rating agencies to downgrade the credit ratings on certain issues.

Bonds. The value of any bonds held by a Portfolio is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, possibly causing a loss for the Portfolio.

Short-Term Trading. The investment strategy for each Portfolio, except the
Money Market Portfolio, at times may include short-term trading. While a
Portfolio ordinarily does not trade securities for short-term profits, it will sell any security at any time it believes best, which may result in short-term trading. Short-term trading can increase a Portfolio's transaction costs.

Initial Public Offering. Each Portfolio may engage in initial public offerings
(IPOs) of securities. IPOs issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Thus, when the Portfolio's size is smaller, any gains from IPOs will have an exaggerated impact on the
Portfolio's reported performance than when the Portfolio is larger. Attractive
IPOs are often oversubscribed and may not be available to the Portfolio, or only in very limited quantities. There can be no assurance that a Portfolio will have favorable IPO investment opportunities.

Securities Ratings. When fixed-income securities are rated by one or more independent rating agencies, a Portfolio uses these ratings to determine bond quality. Investment grade bonds are those that are rated within or above the
BBB major rating category by S&P or the Baa major rating category by Moody's, or unrated but considered of equivalent quality by the Portfolio's adviser.
High-yield bonds are below investment grade bonds in terms of quality.

In cases where a bond is rated in conflicting categories by different rating agencies, a Portfolio (other than the Money Market Portfolio) may choose to follow the higher rating. If a bond is unrated, the Portfolio may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the Portfolio will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

Defensive Investing. In response to market, economic, political, or other conditions, each Portfolio (other than the Money Market Portfolio) may invest without limitation in cash, preferred stocks, or investment-grade debt securities for temporary defensive purposes. If the Portfolio does this, different factors could affect the Portfolio's performance and it may not achieve its investment objective.

Financial Highlights

The financial highlights tables for each of the Portfolios are intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of the Portfolios' operations. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). All per share amounts have been rounded to the nearest cent.
The returns do not reflect any charges that would normally occur at the separate account level. This information has been audited by
PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolios' financial statements, are included in the Annual Report for the fiscal year ended December 31, 2002, which is available upon request.

                                                                Opportunity Growth Portfolio
---------------------------------------------------------------------------------------------------------
                                                      Year       Year       Year       Year       Year
                                                     Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.21     $13.25     $14.10    $11.06     $11.55

Income from Investment Operations:
Net investment income/(loss)                               -       0.02       0.04     (0.01)      0.03
Net realized and unrealized gain/(loss) on
 investments (b)                                       (3.24)     (2.36)     (0.89)     3.05      (0.37)
Total from Investment Operations                       (3.24)     (2.34)     (0.85)     3.04      (0.34)

Less Distributions from:
Net investment income                                  (0.02)     (0.04)         -         -      (0.03)
Net realized gains on investments                          -      (0.66)         -         -      (0.12)
Total Distributions                                    (0.02)     (0.70)         -         -      (0.15)
Net Asset Value, End of period                         $6.95     $10.21     $13.25    $14.10     $11.06

Total return (c)                                    (31.77)%   (18.01)%    (6.05)%    27.55%    (2.99)%
Net assets, end of period (in millions)               $196.8     $361.1     $457.4    $436.9     $372.2
Ratio of expenses to average net assets (d)            0.40%      0.40%      0.40%     0.40%      0.40%
Ratio of net investment income/(loss) to average
 net assets (d)                                      (0.05)%      0.19%      0.26%   (0.09)%      0.30%
Portfolio turnover rate                                 130%       138%       147%       60%       134%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d,e)          0.47%
Ratio of net investment loss to average net
 assets (d,e)                                        (0.12)%

                                                                   World Growth Portfolio
---------------------------------------------------------------------------------------------------------
                                                      Year       Year       Year       Year       Year
                                                     Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each period (a) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                  $10.02     $13.83     $16.93    $12.67     $11.12

Income from Investment Operations:
Net investment income/(loss)                            0.10       0.07       0.06      0.11       0.12
Net realized and unrealized gain/(loss) on
 investments (b)                                       (1.85)     (2.81)     (2.73)     4.21       1.74
Total from Investment Operations                       (1.75)     (2.74)     (2.67)     4.32       1.86

Less Distributions from:
Net investment income                                  (0.04)     (0.05)         -     (0.06)     (0.21)
Net realized gains on investments                          -      (1.02)     (0.43)        -      (0.10)
Total Distributions                                    (0.04)     (1.07)     (0.43)    (0.06)     (0.31)
Net Asset Value, End of period                         $8.23     $10.02     $13.83    $16.93     $12.67

Total return (c)                                    (17.43)%   (21.03)%   (16.12)%    34.13%     16.75%
Net assets, end of period (in millions)               $323.3     $440.0     $561.3    $550.1     $369.7
Ratio of expenses to average net assets (d)            0.85%      0.85%      0.85%     0.85%      0.85%
Ratio of net investment income/(loss) to average
 net assets (d)                                        1.08%      0.68%      0.44%     0.89%      1.04%
Portfolio turnover rate                                  20%        30%        38%       23%        19%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d,e)          0.95%
Ratio of net investment income/(loss) to average
 net assets (d,e)                                      0.98%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Prior period ratios not calculated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.
(f) Since Portfolio inception, November 30, 2001.
(g) Since Portfolio inception, January 30, 1998.

  FTI Small Cap Growth      MFS Mid Cap Growth
       Portfolio                Portfolio                         Mid Cap Growth Portfolio
------------------------ ------------------------ ---------------------------------------------------------
   Year       Period        Year       Period        Year       Year       Year       Year       Period
  Ended        Ended       Ended        Ended       Ended      Ended      Ended      Ended        Ended
12/31/2002 12/31/2001(f) 12/31/2002 12/31/2001(f) 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998(g)
-----------------------------------------------------------------------------------------------------------
   $10.55      $10.00       $10.60      $10.00       $13.04     $17.59     $16.62     $11.13     $10.00

   (0.04)      (0.01)       (0.02)           -            -       0.01       0.07       0.02       0.04
   (2.81)        0.56       (4.60)        0.60       (3.39)     (3.39)       2.24       5.49       1.13
   (2.85)        0.55       (4.62)        0.60       (3.39)     (3.38)       2.31       5.51       1.17

        -           -            -           -       (0.02)     (0.07)          -     (0.02)     (0.04)
        -           -       (0.02)           -            -     (1.10)     (1.34)          -          -
        -           -       (0.02)           -       (0.02)     (1.17)     (1.34)     (0.02)     (0.04)
    $7.70      $10.55        $5.96      $10.60        $9.63     $13.04     $17.59     $16.62     $11.13

 (27.02)%       5.50%     (43.66)%       5.99%     (26.09)%   (19.74)%     13.37%     49.64%     11.62%
    $20.3        $5.7        $17.6        $6.1       $348.8     $537.9     $588.6     $271.7      $95.7
    1.00%       1.00%        0.90%       0.90%        0.40%      0.40%      0.40%      0.40%      0.40%
  (0.52)%     (0.74)%      (0.36)%     (0.53)%      (0.06)%      0.12%      0.49%      0.26%      0.64%
      29%          0%         171%         15%          51%       121%       117%       148%       125%

    1.11%                    1.02%                    0.45%
  (0.63)%                  (0.48)%                  (0.11)%

                                                                                     MFS Investors Growth
  FI All Cap Portfolio                       Growth Portfolio                             Portfolio
------------------------ --------------------------------------------------------- ------------------------
   Year       Period        Year        Year         Year       Year       Year       Year       Period
  Ended        Ended       Ended        Ended       Ended      Ended      Ended      Ended        Ended
12/31/2002 12/31/2001(f) 12/31/2002  12/31/2001   12/31/2000 12/31/1999 12/31/1998 12/31/2002 12/31/2001(f)
-----------------------------------------------------------------------------------------------------------
   $10.30      $10.00       $15.25      $24.06       $30.24     $23.51     $21.58     $10.08     $10.00

   (0.01)           -         0.07        0.07         0.13       0.11       0.19       0.01          -
   (3.93)        0.30       (4.63)      (4.13)       (1.18)       9.14       5.28     (2.68)       0.08
   (3.94)        0.30       (4.56)      (4.06)       (1.05)       9.25       5.47     (2.67)       0.08

        -           -       (0.07)      (0.05)       (0.08)     (0.11)     (0.19)     (0.01)          -
   (0.01)           -            -      (4.70)       (5.05)     (2.41)     (3.35)          -          -
   (0.01)           -       (0.07)      (4.75)       (5.13)     (2.52)     (3.54)     (0.01)          -
    $6.35      $10.30       $10.62      $15.25       $24.06     $30.24     $23.51      $7.40     $10.08

 (38.33)%       3.10%     (29.99)%    (19.13)%      (4.95)%     43.61%     28.38%   (26.53)%      0.89%
    $35.5        $6.4     $2,004.7    $3,607.7     $4,695.7   $4,913.3   $3,320.0      $24.5       $5.9
    0.95%       0.95%        0.40%       0.40%        0.40%      0.40%      0.40%      0.80%      0.80%
  (0.18)%     (0.36)%        0.48%       0.43%        0.48%      0.45%      0.94%      0.12%      0.05%
     192%         29%          83%         94%         108%       124%       152%       214%        13%

    1.03%                    0.42%                                                     0.90%
  (0.26)%                    0.46%                                                     0.02%

                                                               TRP Growth
                                                             Stock Portfolio                     Value Portfolio
                                                        ----------------------------------- -----------------------------------
                                                           Year             Period             Year             Period
                                                          Ended             Ended             Ended             Ended
For a share outstanding throughout each period (a)      12/31/2002      12/31/2001 (f)      12/31/2002      12/31/2001 (f)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $10.16           $10.00             $10.14           $10.00

Income from Investment Operations:
Net investment income                                        0.01                -               0.07             0.01
Net realized and unrealized gain/(loss) on
investments (b)                                            (2.37)             0.16             (2.39)             0.13
Total from Investment Operations                           (2.36)             0.16             (2.32)             0.14

Less Distributions from:
Net investment income                                      (0.01)                -             (0.08)                -
Net realized gains on investments                               -                -                  -                -
Total Distributions                                        (0.01)                -             (0.08)                -
Net Asset Value, End of period                              $7.79           $10.16              $7.74           $10.14

Total return (c)                                         (23.20)%            1.63%           (22.85)%            1.44%
Net assets, end of period (in millions)                     $36.8             $6.2              $95.1             $6.9
Ratio of expenses to average net assets (d)                 0.80%            0.80%              0.60%            0.60%
Ratio of net investment income to average net
assets (d)                                                  0.26%            0.37%              1.39%            0.87%
Portfolio turnover rate                                       37%               3%               104%                -

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d,e)               0.89%                               0.66%
Ratio of net investment income to average net
assets (d,e)                                                0.17%                               1.33%

                                                            Limited Maturity
                                                             Bond Portfolio
                                                        -----------------------------------
                                                           Year             Period
                                                          Ended             Ended
For a share outstanding throughout each period (a)      12/31/2002      12/31/2001 (f)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $9.91           $10.00

Income from Investment Operations:
Net investment income                                        0.32             0.03
Net realized and unrealized gain/(loss) on
investments (b)                                              0.25           (0.09)
Total from Investment Operations                             0.57           (0.06)

Less Distributions from:
Net investment income                                      (0.32)           (0.03)
Net realized gains on investments                               -                -
Total Distributions                                        (0.32)           (0.03)
Net Asset Value, End of period                             $10.16            $9.91

Total return (c)                                            5.78%          (0.61)%
Net assets, end of period (in millions)                    $159.3            $21.5
Ratio of expenses to average net assets (d)                 0.40%            0.40%
Ratio of net investment income to average net
assets (d)                                                  3.11%            3.24%
Portfolio turnover rate                                      236%              24%

If the adviser had not reimbursed expenses and the Portfolio had not received credits for fees paid indirectly the ratios would have been:
Ratio of expenses to average net assets (d,e)               0.46%
Ratio of net investment income to average net
assets (d,e)                                                3.05%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
(d) Computed on an annualized basis for periods less than one year.
(e) Prior period ratios not calculated due to a contractual arrangement between the Portfolios and the Advisor to reimburse all expenses in excess of Advisory fees.
(f) Since Portfolio inception, November 30, 2001.

                 High Yield Portfolio                                     Income Portfolio
-----------------------------------------------------  -----------------------------------------------------
   Year       Year       Year       Year       Year       Year       Year       Year       Year       Year
  Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended      Ended
12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998 12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
-------------------------------------------------------------------------------------------------------------
   $5.41       $6.39      $9.09      $9.16     $10.44      $9.80      $9.71      $9.41     $10.21      $9.92

    0.56        0.78       0.99       0.99       0.99       0.51       0.61       0.64       0.59       0.61
   (1.01)      (0.98)     (2.70)     (0.07)     (1.12)      0.03       0.09       0.30      (0.80)      0.29
   (0.45)      (0.20)     (1.71)      0.92      (0.13)      0.54       0.70       0.94      (0.21)      0.90

   (0.56)      (0.78)     (0.99)     (0.99)     (1.00)     (0.51)     (0.61)     (0.64)     (0.59)     (0.61)
       -           -          -          -      (0.15)         -          -          -          -          -
   (0.56)      (0.78)     (0.99)     (0.99)     (1.15)     (0.51)     (0.61)     (0.64)     (0.59)     (0.61)
   $4.40       $5.41      $6.39      $9.09      $9.16      $9.83      $9.80      $9.71      $9.41     $10.21

 (8.65)%     (3.60)%   (20.56)%     10.52%    (1.50)%      5.75%      7.38%     10.36%    (2.01)%      9.37%
  $719.9    $1,007.7   $1,150.3   $1,525.7   $1,427.3   $1,146.3   $1,224.2   $1,095.0   $1,066.0   $1,074.3
   0.40%       0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%      0.40%
  11.64%      12.95%     12.16%     10.71%     10.04%      5.29%      6.12%      6.83%      6.09%      6.06%
     79%         80%        62%        59%        71%       151%       190%       136%        91%        86%

   0.43%                                                   0.43%
  11.61%                                                   5.26%

                Money Market Portfolio
-------------------------------------------------------------------------------------------------------------
   Year       Year       Year       Year       Year
  Ended      Ended      Ended      Ended      Ended
12/31/2002 12/31/2001 12/31/2000 12/31/1999 12/31/1998
-------------------------------------------------------------------------------------------------------------
   $1.00       $1.00      $1.00      $1.00      $1.00

    0.01        0.04       0.06       0.05       0.05
       -           -          -          -          -
    0.01        0.04       0.06       0.05       0.05

   (0.01)      (0.04)     (0.06)     (0.05)     (0.05)
       -           -          -          -          -
   (0.01)      (0.04)     (0.06)     (0.05)     (0.05)
   $1.00       $1.00      $1.00      $1.00      $1.00

   1.50%       3.96%      6.21%      4.94%      5.32%
  $318.9      $407.7     $291.7     $294.9     $193.8
   0.40%       0.40%      0.40%      0.40%      0.40%
   1.49%       3.76%      6.03%      4.86%      5.16%
     N/A         N/A        N/A        N/A        N/A

   0.44%
   1.45%

The Statement of Additional Information which is incorporated by reference into this Prospectus contains additional information about the Fund and its
Portfolios. Additional information about the Portfolios' investments is available in the Fund's annual and semi-annual reports for variable products.
In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each of the Portfolios during their last fiscal year. You may request a free copy of the Statement of Additional Information, the annual report, or the semi-annual report, or you may make additional requests or inquiries by calling 1-800-487-4836. You also may review and copy information about the Portfolios (including the Statement of Additional Information) at the
Public Reference Room of the Securities and Exchange Commission in Washington,
DC. You may get more information about the Public Reference Room by calling
1-202-942-8090. You also may get information about the Portfolios on the EDGAR database at the SEC web site (www.sec.gov) and copies of the information may be obtained, upon payment of a duplicating fee, by writing the Public Reference
Section of the SEC, Washington, DC 20549-6009, or by sending an e-mail to:
publicinfo@sec.gov.

1940 Act File No. 811-4603

                                                STATEMENT OF ADDITIONAL INFORMATION

                                                        Dated April 30, 2003

                                                                For

                                                        LB SERIES FUND, INC.

                                                      625 Fourth Avenue South

                                                    Minneapolis, Minnesota 55415

                                                      800-THRIVENT (847-4836)

                                                     Small Cap Growth Portfolio

                                                    Opportunity Growth Portfolio

                                                  Mid Cap Select Growth Portfolio

                                                      Mid Cap Growth Portfolio

                                                       World Growth Portfolio

                                                         All Cap Portfolio

                                                          Growth Portfolio

                                                     Investors Growth Portfolio

                                                       Growth Stock Portfolio

                                                          Value Portfolio

                                                        High Yield Portfolio

                                                          Income Portfolio

                                                  Limited Maturity Bond Portfolio

                                                       Money Market Portfolio

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for LB Series
Fund, Inc. dated April 30, 2003 (the "Fund"). The Report of Independent Accountants and financial statements included in the
Annual Report to Shareholders for the fiscal year ended December 31, 2002 of the Fund are a separate report furnished with this
Statement of Additional Information and are incorporated herein by reference.  To receive a copy of the Prospectus or the Annual
Report for the Fund, write to LB Series Fund, Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415 or call toll-free (800)
THRVENT (847-4836).

                                                         Table of Contents

HISTORY OF THE FUND

INVESTMENT POLICIES AND RESTRICTIONS

FUND MANAGEMENT

INVESTMENT ADVISORY SERVICES

OTHER SERVICES

BROKERAGE TRANSACTIONS

CAPITAL STOCK

NET ASSET VALUE

TAX STATUS

DISTRIBUTIONS

CALCULATION OF PERFORMANCE DATA

DESCRIPTION OF DEBT RATINGS

REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

                                                        HISTORY OF THE FUND

The Fund is a diversified, open-end management investment company, organized as a Minnesota corporation on February 24, 1986.
Prior to January 31, 1994, the Fund was known as LBVIP Series Fund, Inc. The Fund is made up of 14 separate Portfolios.  Each
Portfolio of the Fund, is diversified.  Each Portfolio is in effect a separate investment fund, and a separate class of capital stock is issued with respect to each Portfolio.

                                                INVESTMENT POLICIES AND RESTRICTIONS

                                                  ADDITIONAL INVESTMENT PRACTICES

In addition to those practices stated in the Prospectus, various of the Portfolios may purchase the securities or engage in the transactions described below.

                                                          OTHER SECURITIES

The Small Cap Growth Portfolio, Opportunity Growth Portfolio, Mid Cap Select Growth Portfolio, Mid Cap Growth Portfolio, World
Growth Portfolio, All Cap Portfolio, Growth Portfolio, Investors Growth Portfolio, Growth Stock Portfolio, and Value Portfolio may
each invest in other types of securities, including bonds, preferred stocks, convertible bonds, convertible preferred stocks, warrants, American Depository Receipts (ADRs), and other debt or equity securities. In addition, each of these Portfolios may invest in U.S. Government securities or cash,  European Depository Receipts (EDRs) and the securities of foreign investment trusts and or trusts.

The Small Cap Growth Portfolio, Opportunity Growth Portfolio, Mid Cap Select Growth Portfolio, Mid Cap Growth Portfolio, World
Growth Portfolio, All Cap Portfolio, Growth Portfolio, Investors Growth Portfolio, Growth Stock Portfolio, and Value Portfolio
will not use any minimum level of credit quality. Debt obligations may be rated less than investment grade, which is defined as having a quality rating below "Baa", as rated by Moody's Investors Service, Inc. ("Moody's"), or below "BBB", as rated by Standard
& Poor's Corporation ("S&P"). For a description of Moody's and S&P's ratings, see "Description of Debt Ratings". Securities rated below investment grade (sometimes referred to as "high yield" or "junk bonds") are considered to be speculative and involve certain risks, including a higher risk of default and greater sensitivity to interest rate and economic changes.

The High Yield Portfolio, Income Portfolio, and Limited Maturity Bond Portfolio may also invest in common stocks, warrants to purchase stocks, bonds or preferred stocks convertible into common stock, and other equity securities.

                                                          BANK INSTRUMENTS

The Money Market Portfolio may invest in bank instruments including, but not limited to, certificates of deposit, bankers'
acceptances and time deposits.  Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.  A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).  A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank.  The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.  Time deposits are non-negotiable deposits for a fixed period of time at a stated interest rate.

U.S. branches of foreign banks are offices of foreign banks and are not separately incorporated entities.  They are chartered and regulated either federally or under state law.  U.S. federal branches of foreign banks are chartered and regulated by the
Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective state or the District of Columbia.  U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance;
however, not all such branches elect FDIC insurance.  U.S. branches of foreign banks can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Investing in foreign branches of U.S. banks and U.S. branches of foreign banks may involve risks.  These risks may include future unfavorable political and economic developments, possible withholding or confiscatory taxes, seizure of foreign deposits, currency controls, interest limitations and other governmental restrictions that might affect payment of principal or interest, and possible difficulties pursuing or enforcing claims against banks located outside the U.S.  Additionally, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory requirements and practices comparable to U.S. issuers, and there may be less public information available about foreign banks and their branches and agencies.

                                                       REPURCHASE AGREEMENTS

Each of the Portfolios may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio or its custodian will take possession of the obligations subject to a repurchase agreement. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the
Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller's agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action.
The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are found by Thrivent Financial for Lutherans ("Thrivent Financial") or a subadviser to be creditworthy.

                                                         RESTRICTED SECURITIES

The Portfolios may buy or sell restricted securities, including securities that meet the requirements of Rule 144A under the
Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule.  Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Directors. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Portfolio may be adversely impacted by the subjective valuation of such securities in the absence of an active market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A securities.
None of the Funds will invest more than 15% of its net assets in illiquid securities (10% in the case of the Money Market
Portfolio).

                                                 REVERSE REPURCHASE AGREEMENTS

Each of the Portfolios also may enter into reverse repurchase agreements, which are similar to borrowing cash. A reverse repurchase agreement is a transaction in which the Portfolio transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, with an agreement that at a stipulated date in the future the Portfolio will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Portfolio to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.  However, the ability to enter into reverse repurchase agreements does not assure that the Portfolio will be able to avoid selling portfolio instruments at a disadvantageous time.

The Portfolio will engage in reverse repurchase agreements which are not in excess of 60 days to maturity and will do so to avoid borrowing cash and not for the purpose of investment leverage or to speculate on interest rate changes.  When effecting reverse repurchase agreements, assets of the Portfolio in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Portfolio's records at the trade date and maintained until the transaction is settled.

                                           WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

Each of the Portfolios may purchase securities on a when-issued and delayed delivery basis. When-issued and delayed delivery transactions arise when U.S. Government obligations and other types of securities are bought by the Portfolio with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. There are no fees or other expenses associated with these types of transactions other than normal transaction costs.

To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with its investment objective and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the settlement date, the value of such instruments may be less than the cost thereof. When effecting when-issued and delayed delivery transactions, a Portfolio will maintain liquid securities, cash, or cash equivalents of a dollar amount sufficient to make payment for the obligations to be purchased until the transaction has been settled.

                                                       Dollar Roll Transactions

Certain of the Portfolios may enter into dollar roll transactions  with respect to mortgage  securities in which the Portfolios sell mortgage  securities and simultaneously  agree to repurchase similar (same type, coupon and maturity)  securities at a later date at an agreed upon price.  During the period between the sale and  repurchase,  the Portfolios  forgo principal and interest paid on the mortgage  securities  sold. The Portfolios are  compensated by the interest earned on the cash proceeds of the initial sale and from negotiated  fees paid by brokers  offered as an inducement to the  Portfolios to "roll over" their purchase  commitments.  While the dollar roll transactions may result in higher  transaction  costs or higher taxes for the Portfolios,  the adviser believes that the benefits of investing in such a program will outweigh the potential for such increased costs.

                                                         LENDING SECURITIES
                                         (All Portfolios Except the Money Market Portfolio)

Consistent with applicable regulatory requirements, each of the Portfolios may from time to time lend the securities it holds to broker-dealers, provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities, irrevocable standby letters of credit or other liquid securities in an amount at all times equal to at least the market value of the loaned securities plus the accrued interest and dividends. In electing to engage in securities lending for a Portfolio, Thrivent Financial will take into account the investment objective and principal strategies of the Portfolio.  For the period during which the securities are on loan, the lending Portfolio will be entitled to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities and a fee from the borrower or interest on the investment of the cash collateral. The right to terminate the loan will be given to either party subject to appropriate notice.
Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly increasing in value. In such event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the lending Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any thereof. However, this risk may be minimized by a careful selection of borrowers and securities to be lent and by monitoring collateral.

No Portfolio may lend any security or make any other loan if, as a result, more than one-third of its total assets would be lent to other parties.

                                                        PUT AND CALL OPTIONS

As described below, each of the Portfolios except the Money Market Portfolio may invest in options on another security, an index, a currency, or a futures contract.  If the option is described as "covered," we hold the security underlying the option or the right to obtain it at no additional cost.  If the option is not covered, the Portfolio will earmark liquid securities as collateral.  When a Portfolio sells put options, the collateral must be equal to the purchase obligation of the Portfolio, less any amount maintained as margin.  When a Portfolio sells a call option, collateral must be equal to the market value of the instruments underlying the call options less any amount maintained as margin.

Selling ("Writing") Covered Call Options: The Portfolios may from time to time sell ("write") covered call options on any portion of their investments as a hedge to provide partial protection against adverse movements in prices of securities in those
Portfolios and, subject to the limitations described below, for the non-hedging purpose of attempting to create additional income.
A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined ("strike") price. As the writer of a call option, a Portfolio assumes the obligation to deliver the underlying security to the holder of the option on demand at the strike price. This obligation is held by the Portfolio until either the option expires or a closing transaction is made.

If the price of a security hedged by a call option falls below or remains below the strike price of the option, a Portfolio will generally not be called upon to deliver the security. A Portfolio will, however, retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. If the price of a hedged security rises above or remains above the strike price of the option, the Portfolio will generally be called upon to deliver the security. In this event, a Portfolio limits its potential gain by limiting the value it can receive from the security to the strike price of the option plus the option premium.

Buying Call Options: The Portfolios may also from time to time purchase call options on securities in which those Portfolios may invest. As the holder of a call option, a Portfolio has the right (but not the obligation) to purchase the underlying security or currency at the exercise price at any time during the option period (American style) or at the expiration of the option (European style). A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities which the Portfolio intends to purchase. In purchasing a call option, a Portfolio would realize a gain if, during the option period, the price of the underlying security increased by more than the amount of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the underlying security decreased, remained the same, or did not increase by more than the premium paid.

Selling Put Options:  The Portfolios may from time to time sell ("write") covered put options if the put option is part of a combined position (see "Combined Position Option" below).  As the writer of a put option, the Portfolio assumes the obligation to pay a predetermined ("strike") price for the option's underlying security if the holder of the option chooses to exercise it.
Until the option expires or a closing transaction is made, the Portfolio must continue to be prepared to pay the strike price, regardless of price movements in the underlying security.

If the price of the underlying security remains the same or rises above the strike price, the Portfolio generally will not be called upon to purchase the security.  The Portfolio will, however, retain the premium received for the option as additional
income.   If the price of the underlying security falls below the strike price, the Portfolio may be called upon to purchase the security at the strike price.

Buying Put Options: The Portfolios may from time to time purchase put options on any portion of their investments. A put option gives the buyer of the option, upon payment of a premium, the right (but not the obligation) to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined ("strike") price. A Portfolio generally will purchase such options as a hedge to provide protection against adverse movements in the prices of securities in the Portfolio. In purchasing a put option, a Portfolio would realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. A Portfolio would realize a loss equal to all or a portion of the premium paid if the price of the security increased, remained the same, or did not decrease by more than the premium paid.

Options on Foreign Currencies: The Portfolios may also write covered call options and purchase put and call options on foreign currencies as a hedge against changes in prevailing levels of currency exchange rates.

Index Options: As part of its options transactions, the Portfolios may also purchase and sell call options and put options on stock and bond indices. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Combined Position Options:  The Portfolios may purchase and sell options in combination with each other or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, the Portfolios
may   engage in "straddle" and "spread" transactions. A straddle is established by buying both a call and a put option on the same underlying security, each with the same exercise price and expiration date. A spread is a combination of two or more call options or put options on the same security with differing exercise prices or times to maturity. The particular strategies employed by a
Portfolio will depend on  Thrivent Financial's or the subadviser's perception of anticipated market movements.

Negotiated Transactions: The Portfolios will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges, a Portfolio may purchase and sell options in negotiated transactions. A Portfolio effects negotiated transactions only with investment dealers and other financial institutions deemed creditworthy by its investment adviser. Despite the investment adviser's or subadviser's best efforts to enter into negotiated options transactions with only creditworthy parties, there is always a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price, resulting in a possible loss by the Portfolio. This risk is described more completely in the section of this Statement of Additional Information entitled,
"Risks of Transactions in Options and Futures".

Options written or purchased by a Portfolio in negotiated transactions are illiquid and there is no assurance that a Portfolio will be able to effect a closing purchase or closing sale transaction at a time when its investment adviser or subadviser believes it would be advantageous to do so. In the event the Portfolio is unable to effect a closing transaction with the holder of a call option written by the Portfolio, the Portfolio may not sell the security underlying the option until the call written by the
Portfolio expires or is exercised.

Closing Transactions: The Portfolios may dispose of options which they have written by entering into "closing purchase transactions". Those Portfolios may dispose of options which they have purchased by entering into "closing sale transactions". A closing transaction terminates the rights of a holder, or the obligation of a writer, of an option and does not result in the ownership of an option.

A Portfolio realizes a profit from a closing purchase transaction if the premium paid to close the option is less than the premium received by the Fund from writing the option. The Portfolio realizes a loss if the premium paid is more than the premium received.
The Portfolio may not enter into a closing purchase transaction with respect to an option it has written after it has been notified of the exercise of such option.

A Portfolio realizes a profit from a closing sale transaction if the premium received to close out the option is more than the premium paid for the option. A Portfolio realizes a loss if the premium received is less than the premium paid.

                                              FINANCIAL FUTURES AND OPTIONS ON FUTURES

Selling Futures Contracts: The Portfolios may sell financial futures contracts ("futures contracts") as a hedge against adverse movements in the prices of securities in those Portfolios. Such contracts may involve futures on items such as U.S. Government
Treasury bonds, notes and bills; government mortgage-backed securities; corporate and municipal bond indices; and stock indices. A futures contract sale creates an obligation for the Portfolio, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. In selling a futures contract, the Portfolio would realize a gain on the contract if, during the contract period, the price of the securities underlying the futures contract decreased. Such a gain would be expected to approximately offset the decrease in value of the same or similar securities in the Portfolio. The Portfolio would realize a loss if the price of the securities underlying the contract increased. Such a loss would be expected to approximately offset the increase in value of the same or similar securities in the Portfolio.

Futures contracts have been designed by and are traded on boards of trade which have been designated "contract markets" by the
Commodity Futures Trading Commission ("CFTC"). These boards of trade, through their clearing corporations, guarantee performance of the contracts. Although the terms of some financial futures contracts specify actual delivery or receipt of securities, in most instances these contracts are closed out before the settlement due date without the making or taking of delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. The closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

When a Portfolio sells a futures contract, or a call option on a futures contract, it is required to make payments to the commodities broker which are called "margin" by commodities exchanges and brokers.

The payment of "margin" in these transactions is different than purchasing securities "on margin". In purchasing securities "on margin" an investor pays part of the purchase price in cash and receives an extension of credit from the broker, in the form of a loan secured by the securities, for the unpaid balance. There are two categories of "margin" involved in these transactions:
initial margin and variation margin. Initial margin does not represent a loan between a Portfolio and its broker, but rather is a
"good faith deposit" by a Portfolio to secure its obligations under a futures contract or an option. Each day during the term of certain futures transactions, a Portfolio will receive or pay "variation margin" equal to the daily change in the value of the position held by the Portfolio.

Buying Futures Contracts: The Portfolios may purchase financial futures contracts as a hedge against adverse movements in the prices of securities they intend to purchase. The Portfolios may buy and sell futures contracts for a number of reasons, including:  (1) to manage their exposure to changes in securities prices and foreign currencies as an efficient means of adjusting their overall exposure to certain markets in an effort to enhance income; and (2) to protect the value of portfolio securities.

A futures contract purchase creates an obligation by a Portfolio, as buyer, to take delivery of the specific type of instrument called for in the contract at a specified future time for a specified price. In purchasing a futures contract, a Portfolio would realize a gain if, during the contract period, the price of the securities underlying the futures contract increased. Such a gain would approximately offset the increase in cost of the same or similar securities which a Portfolio intends to purchase. A
Portfolio would realize a loss if the price of the securities underlying the contract decreased. Such a loss would approximately offset the decrease in cost of the same or similar securities which a Portfolio intends to purchase.

Options on Futures Contracts: The Portfolios may also sell ("write") and purchase covered call and put options on futures contracts in connection with the above strategies. An option on a futures contract gives the buyer of the option, in return for the premium paid for the option, the right to assume a position in the underlying futures contract (a long position if the option is a call and a short position if the option is a put). The writing of a call option on a futures contract constitutes a partial hedge against declining prices of securities underlying the futures contract to the extent of the premium received for the option.
The purchase of a put option on a futures contract constitutes a hedge against price declines below the exercise price of the option and net of the premium paid for the option. The purchase of a call option constitutes a hedge, net of the premium, against an increase in cost of securities which a Portfolio intends to purchase.

Currency Futures Contracts and Options: The Portfolios may also sell and purchase currency futures contracts (or options thereon)
as a hedge against changes in prevailing levels of currency exchange rates. Such contracts may be traded on U.S. or foreign exchanges. The Portfolio will not use such contracts or options for leveraging purposes.

Limitations: The Portfolios may engage in futures transactions, and transactions involving options on futures, only on regulated commodity exchanges or boards of trade. A Portfolio will not enter into a futures contract or purchase or sell related options if immediately thereafter the sum of the amount of initial margin deposits on the Portfolio's existing futures and related options positions and premiums paid for options with respect to futures and options used for non-hedging purposes would exceed 5% of the market value of the Portfolio's total assets. In addition, in instances involving the purchase of futures contracts or call options thereon, a Portfolio will maintain liquid securities, cash, or cash equivalents in an amount equal to the market value of such contracts.

In addition, the All Cap Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions; (b)
purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or
(c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

                                                         HYBRID INVESTMENTS
                                         (All Portfolios Except the Money Market Portfolio)

As part of their investment program and to maintain greater flexibility, the Portfolios may invest in hybrid instruments (a potentially high risk derivative) which have the characteristics of futures, options and securities. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency, security index or commodity at a future point in time. The risks of such investments would reflect both the risks of investing in futures, options, currencies and securities, including volatility and illiquidity. Under certain conditions, the redemption value of a hybrid instrument could be zero.

In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market or in a private transaction between a Portfolio and the seller of the hybrid instrument, the creditworthiness of the counter party to the transaction would be a risk factor which the Portfolio would have to consider. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by
U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

                                            RISKS OF TRANSACTIONS IN OPTIONS AND FUTURES

There are certain risks involved in the use of futures contracts, options on securities and securities index options, and options on futures contracts, as hedging devices. There is a risk that the movement in the prices of the index or instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Portfolio's hedging strategy unsuccessful and could result in losses. The loss from investing in futures transactions is potentially unlimited.

There is a risk that Thrivent Financial or a subadviser could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In such a case, a Portfolio would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause a Portfolio's return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and Thrivent Financial's or a Portfolio's subadviser's accuracy in predicting the future changes in interest rate levels and securities price movements.

A Portfolio will generally purchase and sell options traded on a national securities or options exchange. Where options are not readily available on such exchanges a Portfolio may purchase and sell options in negotiated transactions. When a Portfolio uses negotiated options transactions, it will seek to enter into such transactions involving only those options and futures contracts for which there appears to be an active secondary market.

There is, nonetheless, no assurance that a liquid secondary market, such as an exchange or board of trade, will exist for any particular option or futures contract at any particular time. If a futures market were to become unavailable, in the event of an adverse movement, a Portfolio would be required to continue to make daily cash payments of maintenance margin if it could not close a futures position. If an options market were to become unavailable and a closing transaction could not be entered into, an option holder would be able to realize profits or limit losses only by exercising an option, and an option writer would remain obligated until exercise or expiration.

In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

When conducting negotiated options transactions there is a risk that the opposite party to the transaction may default in its obligation to either purchase or sell the underlying security at the agreed upon time and price. In the event of such a default, a
Portfolio could lose all or part of the benefit it would otherwise have realized from the transaction, including the ability to sell securities it holds at a price above the current market price or to purchase a security from another party at a price below the current market price.

Finally, if a broker or clearing member of an options or futures clearing corporation were to become insolvent, a Portfolio could experience delays and might not be able to trade or exercise options or futures purchased through that broker or clearing member.
In addition, a Portfolio could have some or all of its positions closed out without its consent. If substantial and widespread, these insolvencies could ultimately impair the ability of the clearing corporations themselves.

                                                    FOREIGN FUTURES AND OPTIONS

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.

For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the Commission and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In particular, funds received from customers for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on
United States futures exchanges.

In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

                                                    SHORT SALES AGAINST THE BOX

The Portfolios may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box". A short sale is a transaction in which a Portfolio sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Portfolio owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.  The Portfolios will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

                           FOREIGN CURRENCY EXCHANGE-RELATED SECURITIES AND FOREIGN CURRENCY TRANSACTIONS

Foreign Currency Warrants. Foreign currency warrants are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars).  The cash amount is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or German Deutschmark.

The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed).

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined.  During this time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently.  This would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were
"out-of-the-money," in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the
Options Clearing Corporation ("OCC").  Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets.

The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies.

Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Foreign Currency Transactions.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract.  These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A Portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio.  A Portfolio's use of such contracts would include, but not be limited to, the following:

      (1)       When the  Portfolio  enters  into a  contract  for the  purchase  or sale of a  security  denominated  in a foreign currency,  it may desire to "lock in" the U.S.  dollar price of the security.  By entering into a forward  contract for the  purchase  or sale,  for a fixed  amount of  dollars,  of the amount of foreign  currency  involved  in the underlying  security  transactions,  the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the  relationship  between the U.S.  dollar and the subject  foreign  currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

      (2)       When a Portfolio  determines  that one currency may experience a substantial  movement  against  another  currency, including the U.S.  dollar,  a Portfolio  may enter into a forward  contract to sell or buy the amount of the former foreign  currency,  approximating the value of some or all of a Portfolio's  securities  denominated in such foreign currency.

      (3)       Alternatively,  where  appropriate,  a Portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency  where such currency or currencies  act as an effective  proxy for other  currencies.  In such a case, a Portfolio  may enter into a forward  contract  where the amount of the foreign currency  to be sold  exceeds  the value of the  securities  denominated  in such  currency.  The use of this basket hedging  technique may be more  efficient and  economical  than  entering into separate  forward  contracts for each currency held in a Portfolio.

      (4)       The precise matching of the forward contract amounts and the value of the securities  involved will not generally be possible  since the future value of such  securities in foreign  currencies  will change as a consequence  of market movements  in the value of those  securities  between the date the forward  contract is entered into and the date it matures.  The  projection  of  short-term  currency  market  movement is  extremely  difficult,  and the  successful execution of a short-term hedging strategy is highly uncertain.

      (5)       Under normal  circumstances,  currency risk will be considered when deciding  whether to buy or sell a security and as part of the overall diversification  strategies.  However, Thrivent Financial and the subadvisers believe that it is  important  to have the  flexibility  to enter  into such  forward  contracts  when it  determines  that the best interests of the Portfolio will be served.

A Portfolio may enter into forward contracts for any other purpose consistent with the Portfolio's investment objective and program.  However, a Portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the Portfolio's holdings of liquid, high-grade debt securities, currency available for cover of the forward contract(s), or other suitable cover as permitted by the SEC.  In determining the amount to be delivered under a contract, the Portfolio may net offsetting positions.

At the maturity of a forward contract, a Portfolio may sell the security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by "rolling" that contract forward) or may initiate a new forward contract.

If a Portfolio retains the security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices.  If a Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.  Should forward prices decline during the period between a Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

A Portfolio's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above.  However, the Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances.  Of course, the Portfolios are not required to enter into forward contracts with regard to foreign currency-denominated securities and will not do so unless deemed appropriate.  It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.
It simply establishes a rate of exchange at a future date.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  It will do so from time to time, and there are costs associated with currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Principal Exchange Rate Linked Securities. Principal exchange rate linked securities are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; "reverse" principal exchange rate linked securities are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency.

Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market).

Principal exchange rate linked securities may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper. Performance indexed paper is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation. Generally, the guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper. In addition, both the minimum and maximum rates of return on the investment generally correspond to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

                                                     OTHER INVESTMENT COMPANIES

Each Portfolio may invest in securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, which represent interests in professionally managed portfolios that may invest in any type of instrument.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.  Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value.
Others are continuously offered at net asset value, but may also be traded in the secondary market.  The extent to which a
Portfolio can invest in other investment companies is limited by federal securities laws.

                                                     EXCHANGE TRADED FUNDS (ETFs)
                                         (All Portfolios Except the Money Market Portfolio)

These are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index.  Each Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an
ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an
ETF could result in it being more volatile and ETFs have management fees which increase their costs.

                                                PASSIVE FOREIGN INVESTMENT COMPANIES
                                         (All Portfolios Except the Money Market Portfolio)

Each Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies.  Such trusts have been the only or primary way to invest in certain countries.  In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts.  Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolios hold their investments.  In addition, the Portfolios may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and interest, the Portfolios intend to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years.  Such gains and losses will be treated as ordinary income.  The Portfolios will be required to distribute any resulting income even though it has not sold the security and received cash to pay such distributions.

                                                          INVESTMENT LIMITATIONS

The fundamental investment restrictions for the Portfolios are set forth below. These fundamental investment restrictions may not be changed by a Portfolio except by the affirmative vote of a majority of the outstanding voting securities of that Portfolio as defined in the Investment Company Act of 1940.  (Under the Investment Company Act of 1940, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less (a "1940 Act Majority Vote").)  Under these restrictions:

1.               None of the  Portfolios  may borrow money,  except that a Portfolio may borrow money  (through the issuance of debt securities or otherwise) in an amount not exceeding  one-third of the Portfolio's  total assets  immediately  after the time of such borrowing.

2.               None of the Portfolios may issue senior  securities,  except as permitted under the Investment  Company Act of 1940 or any exemptive order or rule issued by the Securities and Exchange Commission.

3.               None of the  Portfolios,  except  the Mid Cap  Select  Growth  Portfolio,  will  make an  investment  unless,  when considering all its other investments,  75% of the value of a Portfolio's assets would consist of cash; cash items;
                 obligations  of the U.S.  Government,  its agencies or  instrumentalities;  with respect to the All Cap  Portfolio, securities  of other  investment  companies;  and  other  securities.  For  purposes  of this  restriction,  "other securities" are limited for each issuer to not more than 5% of the value of a Portfolio's  assets and, with respect to the Small Cap Growth Portfolio, Mid Cap Select Growth Portfolio, All Cap Portfolio,  Investors Growth Portfolio,
                 Growth  Portfolio,  Value  Portfolio,  and Limited  Maturity Bond  Portfolio,  to not more than 10% of the issuer's outstanding  voting securities held by the Portfolio,  and with respect to the other  Portfolios,  to not more than
                 10% of the issuer's outstanding voting securities held by the Fund as a whole.

4.               None of the Portfolios will buy or sell real estate,  commodities or commodity  contracts,  although the Portfolios may buy and sell  securities or other  instruments  which are secured by real estate and  securities of real estate investment  trusts and of other issuers that engage in real estate  operations  and except that the  Portfolios may enter into financial  futures  contracts,  may purchase put options on financial futures contracts and may purchase and sell call options on financial futures contracts;  provided that the Small Cap Growth Portfolio, Mid Cap Select
                 Growth Portfolio,  All Cap Portfolio,  Investors Growth Portfolio,  Growth Portfolio,  Value Portfolio, and Limited
                 Maturity  Bond  Portfolio  may sell real  estate or  physical  commodities  acquired  as a result of  ownership  of securities or other instruments.

5.               None of the Portfolios may lend any of its assets except  portfolio  securities.  The purchase of corporate or U.S.
                 or foreign governmental bonds,  debentures,  notes,  certificates of indebtedness,  repurchase  agreements or other debt securities of an issuer permitted by a Portfolio's  investment objective and policies will not be considered a loan for purposes of this limitation.

6.               None of the Portfolios will  underwrite the securities of other issuers,  except where the Fund may be deemed to be an underwriter  for purposes of certain  federal  securities  laws in connection  with the disposition of portfolio securities;  with respect to the All Cap Portfolio,  with investments in other investment companies; and with loans that a Portfolio may make pursuant to paragraph 5 above.

7.               None of the  Portfolios  will  purchase  securities  of a company in any  industry if as a result of the purchase a
                 Portfolio's  holdings of  securities  issued by  companies  in that  industry  would exceed 25% of the value of the
                 Portfolio,  except that this  restriction  does not apply to purchases of  obligations  issued or guaranteed by the
                 U.S.  Government,  its  agencies  and  instrumentalities,  or  issued  by  domestic  banks.  For  purposes  of this restriction,  neither finance  companies as a group nor utility  companies as a group are considered to be a single industry and will be grouped  instead  according to their  services;  for example,  gas,  electric,  and  telephone utilities will each be considered a separate industry.

The following nonfundamental investment restriction may be changed without shareholder approval. Under this restriction:

1.               None of the  Portfolios,  except the All Cap  Portfolio,  will purchase any security  while  borrowings,  including reverse repurchase agreements, representing more than 5% of the Portfolio's total assets are outstanding.

2.               The All Cap  Portfolio  does not  currently  intend to sell  securities  short,  unless it owns or has the right to obtain  securities  equivalent in kind and amount to the securities sold short,  and provided that  transactions in futures contracts and options are not deemed to constitute selling securities short.

3.               The All Cap Portfolio  does not currently  intend to purchase  securities on margin,  except that the Portfolio may obtain such  short-term  credits as are  necessary  for the  clearance of  transactions,  and provided  that margin payments in connection  with futures  contracts and options on futures  contracts  shall not constitute  purchasing securities on margin.

4.               The All Cap Portfolio does not currently intend to purchase any security if, as a result,  more than 15% of its net assets  would be  invested  in  securities  that are deemed to be  illiquid  because  they are  subject to legal or contractual  restrictions  on resale or  because  they  cannot be sold or  disposed  of in the  ordinary  course of business at approximately the prices at which they are valued.

Section 18(g) of the 1940 Act defines a "senior security" as any bond, debenture, note, or similar obligation constituting a security and evidencing indebtedness.  Section 18(f)(1) of the 1940 Act prohibits an open-end investment company from issuing senior securities but permits borrowings from a bank if immediately after the borrowing there is asset coverage of at least 300%
and provided further that, in the event that such asset coverage falls below 300%, the investment company will, within 3 days (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.  The SEC staff has taken the position that a fund may engage in certain leveraged transactions, such as short sales and financial futures contracts, without violating Section 18(f)(1) if it segregates fund assets.

                                                      PORTFOLIO TURNOVER RATE

The rate of portfolio turnover in the Portfolios will not be a limiting factor when Thrivent Financial or a subadviser deems changes in a Portfolio's assets appropriate in view of its investment objectives. As a result, while a Portfolio will not purchase or sell securities solely to achieve short term trading profits, a Portfolio may sell securities without regard to the length of time held if consistent with the Portfolio's investment objective. A higher degree of equity trading activity will increase brokerage costs to a Portfolio. The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year. Short-term investments such as commercial paper and short-term U.S. Government securities are not considered when computing the turnover rate.

For the last three fiscal years, the portfolio turnover rates in the Portfolios were as follows:

                       Portfolio                            12/31/02         12/31/01          12/31/00
---------------------------------------------------------------------------------------------------------
Small Cap Growth  Portfolio                                    29%               --  (1)           N/A
Opportunity Growth  Portfolio                                 130%              138%              147%
Mid Cap Select  Growth Portfolio                              171%               15% (1)           N/A
Mid Cap Growth  Portfolio                                      51%              121%              117%
World Growth   Portfolio                                       20%               30%               38%
All Cap Portfolio                                             192%               29% (1)           N/A
Growth Portfolio                                               83%               94%              108%
Investors Growth  Portfolio                                   214%               13% (1)           N/A
Growth Stock Portfolio                                         37%                3% (1)           N/A
Value Portfolio                                               104%               --  (1)           N/A
High Yield Portfolio                                           79%               80%               62%
Income Portfolio                                              151%              190%              136%
Limited Maturity Bond Portfolio                               236%               24%               N/A

(1) For the period from November 30, 2001 (effective date) to December 31,   2001.

                                                            FUND MANAGEMENT

                                                   The Funds' Directors and Officers

The Board of Directors is  responsible  for the management and  supervision  of the Funds'  business  affairs and for exercising all powers except those  reserved to the  shareholders.  Each Director  also serves as a Trustee of The Lutheran  Brotherhood  Family of
Funds,  a  registered  investment  company  consisting  of 11 Funds,  each of which offer Class A, Class B and  Institutional  Class shares.  Also, in addition to serving as a Trustee of The Lutheran  Brotherhood  Family of Funds,  Mr.  Gilbert  serves as a Trustee of The AAL Mutual Funds (a registered  investment  company  consisting of 20 Funds,  which offer Class A, Class B and  Institutional
Class  shares) and as a Director of AAL Variable  Product  Series Fund,  Inc. (a  registered  investment  company  consisting  of 14
Portfolios that serve as the underlying  funds for variable annuity  contracts  issued by Thrivent  Financial and LBVIP and variable universal life contracts issued by Thrivent Financial.)

The following tables provide information about the Directors and officers of the Fund.

INTERESTED DIRECTORS**

                           Position with the Fund, Length of   Principal Occupation During the    Other Directorships Held by
Name, Address and Age      Service and Term of Office          Past 5 Years                       Director
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Chairman, Thrivent Financial for   Chairman of the Life Office
                                                               Lutherans since 2002; Chairman,    Management Association (LOMA)
John O. Gilbert                                                President and Chief Executive      board of directors; member of
625 Fourth Avenue South    Chairman and Director since         Officer, Aid Association for       the board of regents for Luther
Minneapolis, MN            January, 2003; Term expires upon    Lutherans from 1999 to 2002;       College in Decorah, Iowa; member
Age 60                     attaining age 70                    President and Chief Executive      of the board for Fox PAC -
                                                               Officer, Aid Association for       Performing Arts Center in
                                                               Lutherans from 1996 to 1999        Appleton, Wisconsin; Trustee,
                                                                                                  Luther Seminary Foundation
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

                           Position with the Fund, Length of   Principal Occupation During the    Other Directorships Held by
Name, Address and Age      Service and Term of Office          Past 5 Years                       Director
-----------------------------------------------------------------------------------------------------------------------------------
Herbert F. Eggerding, Jr.
625 Fourth Avenue South    Director since May, 1990; Term      Management consultant to several
Minneapolis, MN            expires upon attaining age 70       privately owned companies  since   None
Age 65                                                         1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Retired President and Chief
                                                               Executive Officer, CENEX, Inc.
Noel K. Estenson                                               since 2000; President and Chief
625 Fourth Avenue South    Director since June, 1997; Term     Executive Officer, CENEX, Inc.     None
Minneapolis, MN            expires upon attaining age 70       from 1987 to 2000; Vice
Age 64                                                         Chairman, CF Industries from
                                                               1997 to 1999
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Vice President & General
                                                               Manager, Cardial Surgery
                                                               Technologies for Medtronic, Inc.
Jodi L. Harpstead                                              since 2002; President, Global
625 Fourth Avenue South    Director since September, 1998;     Marketing and U.S. Sales,          Director, Delta Dental Plan of
Minneapolis, MN            Term expires upon attaining age 70  Cardiac Rhythm Management for      Minnesota
Age 46                                                         Medtronic, Inc. from 2001 to
                                                               2002; Vice President, U.S.
                                                               Pacing Sales Manager for
                                                               Medtronic, Inc. from 1996 to 2001
-----------------------------------------------------------------------------------------------------------------------------------
Connie M. Levi
625 Fourth Avenue South    Director since October, 1993;       Retired President of the Greater
Minneapolis, MN            Term expires upon attaining age 70  Minneapolis Chamber of Commerce    Director, Norstan, Inc.
Age 63
-----------------------------------------------------------------------------------------------------------------------------------

OFFICERS

                           Position with the Fund, Length of
Name, Address and Age      Service and Term of Office          Principal Occupation During the Past 5 Years
-----------------------------------------------------------------------------------------------------------------------------------
Pamela J. Moret                                                Senior Vice President, Marketing and Products, Thrivent Financial
625 Fourth Avenue South    President since 2002; Serves at     for Lutherans since 2002; Senior Vice President, Products, American
Minneapolis, MN            discretion of the Board until her   Express Financial Advisors from 2000 to 2001; Vice President,
Age 47                     successor is elected                Variable Assets, American Express Financial Advisors from 1996 to
                                                               2000
-----------------------------------------------------------------------------------------------------------------------------------
                           Treasurer and Principal
Charles D. Gariboldi       Accounting Officer since  2002;     Head of Investment Accounting, Thrivent Financial for Lutherans
625 Fourth Avenue South    Serves at discretion of  the        since 2002; Head of Investment Accounting, Aid Association for
Minneapolis, MN            Board until his successor is        Lutherans from 1999 to 2001; Treasurer, The AAL Mutual Funds from
Age 43                     elected                             1997 to 1999
-----------------------------------------------------------------------------------------------------------------------------------
John C. Bjork
625 Fourth Avenue South    Secretary since 2000; Serves at     Senior Counsel, Thrivent Financial for Lutherans since 2002;
Minneapolis, MN            discretion of the Board until his   Counsel, Lutheran Brotherhood from 1987 to 2001
Age 49                     successor is elected
-----------------------------------------------------------------------------------------------------------------------------------
James H. Abitz                                                 Senior Vice President, Investments, Thrivent Financial for
625 Fourth Avenue South    Vice President since 2002; Serves   Lutherans since 2002; Senior Vice President and Chief Investment
Minneapolis, MN            at discretion of the Board until    Officer, Aid Association for Lutherans from 1999 to 2001; Vice
Age 57                     his successor is elected            President,  Investments, Aid Association for Lutherans from 1998 to
                                                               1999
-----------------------------------------------------------------------------------------------------------------------------------
Karl D. Anderson
625 Fourth Avenue South    Vice President since 2003; Serves   Head of Investment Product Solutions Management, Thrivent Financial
Minneapolis, MN            at discretion of the Board until    for Lutherans since 2002; Vice President and Actuary, Aid
Age  41                    his successor is elected            Association for Lutherans from 1997 to 2002
-----------------------------------------------------------------------------------------------------------------------------------
Frederick P. Johnson       Vice President since 1998; Serves   Vice President, Investment Operations, Thrivent Financial for
625 Fourth Avenue South    at discretion of the Board until    Lutherans since 2002; Vice President, Investment Operations,
Minneapolis, MN            his successor is elected            Lutheran Brotherhood in 2001; Assistant Vice President, Investment
Age 40                                                         Operations, Lutheran Brotherhood from 1994 to 2001
-----------------------------------------------------------------------------------------------------------------------------------
Brenda J. Pederson                                             Vice President, Member Support and Mutual Fund Operations, Thrivent
625 Fourth Avenue South    Vice President since 1998; Serves   Financial for Lutherans since 2002; Vice President, Member
Minneapolis, MN            at discretion of the Board until    Services, Lutheran Brotherhood from 2001 to 2002; Assistant Vice
Age 42                     her successor is elected            President, Member Services, Lutheran Brotherhood from 1997 to 2001
-----------------------------------------------------------------------------------------------------------------------------------
Brett L. Agnew             Assistant Secretary since 2003;
625 Fourth Avenue South    Serves at discretion of the        Senior Counsel, Thrivent Financial for Lutherans since  2002;
Minneapolis, MN            Board until his successor is       Counsel, Aid Association for Lutherans from 2001 to 2002; Consultant
Age 32                     elected                            Principal Financial Group from 1998 to 2001
-----------------------------------------------------------------------------------------------------------------------------------
James E. Nelson                                                Vice President, Securities Law, Thrivent Financial for Lutherans
625 Fourth Avenue South    Assistant Secretary since 2002;     since 2002; Head of Securities Law, Lutheran Brotherhood from 2001
Minneapolis, MN            Serves at discretion of the Board   to 2002;  Counsel and head of Insurance Practice Group, Law
Age 42                     until his successor is elected      Division of ING ReliaStar (formerly ReliaStar Financial Corp.) from
                                                               1998 to 2001
-----------------------------------------------------------------------------------------------------------------------------------
Marlene J. Nogle
625 Fourth Avenue South    Assistant Secretary since 2000;     Senior Counsel, Thrivent Financial for Lutherans since 2002; Senior
Minneapolis, MN            Serves at discretion of the Board   Counsel and Assistant Vice President, Lutheran Brotherhood from
Age 55                     until her successor is elected      1991 to 2002
-----------------------------------------------------------------------------------------------------------------------------------
Todd J. Kelly
222 West College Avenue    Assistant Treasurer since 2002;     Head of Fund Accounting Operations, Thrivent Financial for
Appleton, WI               Serves at discretion of the Board   Lutherans since 2002; Manager, Mutual Fund Accounting, Aid
Age 33                     until his successor is elected      Association for Lutherans from 1996 to 2002
-----------------------------------------------------------------------------------------------------------------------------------
Gerard V. Vaillancourt                                         Head of Fund Accounting Administration, Thrivent Financial for
625 Fourth Avenue South    Assistant Treasurer since 2002;     Lutherans since 2002; Manager-Portfolio Compliance, Lutheran
Minneapolis, MN            Serves at discretion of the Board   Brotherhood from 2001 to 2002; Manager-Fund Accounting, Minnesota
Age 35                     until his successor is elected      Life from 2000 to 20010 Supervisor-Securities Accounting, Lutheran
                                                               Brotherhood from 1998 to 2000
-----------------------------------------------------------------------------------------------------------------------------------
** "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial.

                                                Committees of the Board of Directors

The Committees of the Board of Directors are comprised of the  Independent  Directors.  The  responsibilities  of the Committees are described below.

Audit  Committee.  The present  members of the Audit Committee are Ms. Levi  (Chairwoman),  Mr.  Eggerding,  Mr.  Estenson,  and Ms.
Harpstead.  The Audit  Committee  assists the Board of Directors in  fulfilling  its duties  relating to  accounting  and  financial reporting  practices  and serves as a direct  line of  communication  between  the Board of  Directors  and the  Fund's  independent accountants.  The  Audit  Committee  is  responsible  for  recommending  the  engagement  or  retention  of the  Fund's  independent accountants,  reviewing  with  the  independent  accountants  the  plan  and  the  results  of the  auditing  engagement,  approving professional  services provided by the independent  accountants prior to the performance of such services,  considering the range of audit and non-audit fees, reviewing the independence of the independent  accountants,  reviewing the scope and results of procedures of internal auditing,  and reviewing the system of internal accounting  control.  The Audit Committee of the Board of Directors held two meetings during the fiscal year ended December 31, 2002.

Contracts  Committee.  The present members of the Contracts Committee are Mr. Eggerding,  (Chairman),  Mr. Estenson,  Ms. Harpstead,
and Ms. Levi.  The function of the  Contracts  Committee is to assist the Board of Directors in  fulfilling  its duties with respect to the review and approval of contracts between the Fund and other entities,  including  entering into new contracts and the renewal of existing  contracts.  The Contracts  Committee  considers  investment  advisory,  distribution,  transfer agency,  administrative service and  custodial  contracts,  and such other  contracts  as the Board of Directors  deems  necessary  or  appropriate  for the continuation of operations of each Fund.  The Contracts Committee held two meetings during the fiscal year ended December 31, 2002.

Governance  Committee.  The present members of the Governance  Committee are Mr. Estenson (Chairman),  Ms. Harpstead,  Ms. Levi, and
Mr.  Eggerding.  The Governance  Committee assists the Board of Directors in fulfilling its duties with respect to the governance of the Fund, including  recommendations  regarding evaluation of the Board of Directors,  compensation of the Directors and composition of the committees and the Board's membership.  The Governance Committee makes  recommendations  regarding nominations for Directors, and will consider  nominees  suggested by  shareholders.  The Governance  Committee  held two meetings  during the fiscal year ended
December 31, 2002.

                                            Beneficial Interest in the Fund by Trustees

The following  tables  provides  information  as of December 31, 2002  regarding  the dollar range of  beneficial  ownership by each
Director in each  series of the Fund.  In  addition,  the amount  shown in the last column  reflects  the  aggregate  amount of each
Director's  beneficial ownership in all registered  investment companies within the investment company complex which are overseen by the Director.

INTERESTED DIRECTORS

                                                                                               Aggregate Dollar Range of Beneficial
                                                                                              Ownership in All Registered Investment
                                         Dollar Range of Beneficial Ownership                 Companies Overseen by the Director in
Name of Director                                   in the Fund                                  the Investment Company Complex
------------------------------------------------------------------------------------------------------------------------------------
John O. Gilbert                Small Cap Growth Portfolio                       None                       Over $100,000
                               Opportunity Growth Portfolio                     None
                               Mid Cap Select Growth Portfolio                  None
                               Mid Cap Growth Portfolio                         None
                               World Growth Portfolio                           None
                               All Cap Portfolio                                None
                               Growth Portfolio                                 None
                               Investors Growth Portfolio                       None
                               Growth Stock Portfolio                           None
                               Value Portfolio                                  None
                               High Yield Portfolio                             None
                               Income Portfolio                                 None
                               Limited Maturity Bond Portfolio                  None
                               Money Market Portfolio                           None

INDEPENDENT DIRECTORS

                                                                                               Aggregate Dollar Range of Beneficial
                                                                                              Ownership in All Registered Investment
                                         Dollar Range of Beneficial Ownership                 Companies Overseen by the Director in
Name of Director                                   in the Fund                                  the Investment Company Complex
------------------------------------------------------------------------------------------------------------------------------------
Herbert F. Eggerding, Jr.      Small Cap Growth Portfolio                       None                       Over $100,000
                               Opportunity Growth Portfolio                     None
                               Mid Cap Select Growth Portfolio                  None
                               Mid Cap Growth Portfolio                   $1-$10,000
                               World Growth Portfolio                           None
                               All Cap Portfolio                                None
                               Growth Portfolio                      $10,001-$50,000
                               Investors Growth Portfolio                       None
                               Growth Stock Portfolio                           None
                               Value Portfolio                                  None
                               High Yield Portfolio                  $10,001-$50,000
                               Income Portfolio                                 None
                               Limited Maturity Bond Portfolio                  None
                               Money Market Portfolio                           None

Noel K. Estenson               Small Cap Growth Portfolio                       None                       Over $100,000
                               Opportunity Growth Portfolio                     None
                               Mid Cap Select Growth Portfolio                  None
                               Mid Cap Growth Portfolio                         None
                               World Growth Portfolio                           None
                               All Cap Portfolio                                None
                               Growth Portfolio                        Over $100,000
                               Investors Growth Portfolio                       None
                               Growth Stock Portfolio                           None
                               Value Portfolio                                  None
                               High Yield Portfolio                             None
                               Income Portfolio                                 None
                               Limited Maturity Bond Portfolio                  None
                               Money Market Portfolio                           None

Jodi L. Harpstead              Small Cap Growth Portfolio                       None                     $50,001-$100,000
                               Opportunity Growth Portfolio                     None
                               Mid Cap Select Growth Portfolio                  None
                               Mid Cap Growth Portfolio                         None
                               World Growth Portfolio                           None
                               All Cap Portfolio                                None
                               Growth Portfolio                                 None
                               Investors Growth Portfolio                       None
                               Growth Stock Portfolio                           None
                               Value Portfolio                                  None
                               High Yield Portfolio                             None
                               Income Portfolio                                 None
                               Limited Maturity Bond Portfolio                  None
                               Money Market Portfolio                           None

Connie M. Levi                 Small Cap Growth Portfolio                       None                     $50,001-$100,000
                               Opportunity Growth Portfolio                     None
                               Mid Cap Select Growth Portfolio                  None
                               Mid Cap Growth Portfolio                         None
                               World Growth Portfolio                           None
                               All Cap Portfolio                                None
                               Growth Portfolio                     $50,001-$100,000
                               Investors Growth Portfolio                       None
                               Growth Stock Portfolio                           None
                               Value Portfolio                                  None
                               High Yield Portfolio                             None
                               Income Portfolio                                 None
                               Limited Maturity Bond Portfolio                  None
                               Money Market Portfolio                           None

                                               Compensation of DIRECTORS and Officers

The Fund makes no payments to any of its officers for  services  performed  for the Fund.  The Fund pays the  Directors  who are not interested  persons  an annual  compensation  of  $25,817 to attend  meetings  of the Board of  Directors.  A  designated  committee chairperson or "lead" Director is compensated an additional $2,746 per year for each such position.

Directors  who are not  interested  persons  of the Fund are  reimbursed  by the Fund for any  expenses  they may incur by reason of attending  Board meetings or in connection  with other services they may perform in connection with their duties as Directors of the
Fund. The Directors receive no pension or retirement benefits in connection with their service to the Fund.

For the fiscal year ended  December 31, 2002,  the  Directors of the Fund  received the  following  amounts of  compensation  either directly or in the form of payments made into a deferred compensation plan:

                Name and Position                                                        Total Compensation Paid by Fund and
                    of Person                        Aggregate Compensation From Fund              Fund Complex (1)
-----------------------------------------------------------------------------------------------------------------------------------
John O. Gilbert (2)                                         $             0                      $             0
Chairman and Director

Herbert F. Eggerding, Jr.                                           $23,275                              $50,500
Trustee

Noel K. Estenson                                                    $22,432(3)                           $48,000
Trustee

Jodi L. Harpstead                                                   $21,589                              $45,500
Trustee

Connie M. Levi                                                      $22,432                              $48,000
Trustee

(1)     The "Fund Complex" includes the 11 series of The Lutheran Brotherhood Family of Funds and the 14 portfolios of LB Series
        Fund, Inc.
(2)     Interested person" of the Fund as defined in the Investment Company Act of 1940.
(3)     Mr. Estenson elected to receive a portion of his compensation as deferred compensation.  The total amount of deferred compensation payable to Mr. Estenson as of December 31, 2002, was $0.

                                                           Code of Ethics

The Fund,  Thrivent  Financial and the subadvisers  have each adopted a code of ethics pursuant to the requirements of the 1940 Act.
Under the codes of ethics,  personnel are only permitted to engage in personal  securities  transactions  in accordance with certain conditions  relating to such person's position,  the identity of the security,  the timing of the transaction,  and similar factors.
Transactions  in securities that may be held by the Funds are permitted,  subject to compliance with applicable  provisions of their respective  code  of  ethics.  Personal  securities  transactions  must be  reported  quarterly  and  broker  confirmations  of such transactions must be provided for review.

                                            CONTROL PERSONS AND PURCHASES OF SECURITIES

Shares in the Fund are sold only to:

o  Separate accounts (the "Accounts") of Thrivent Financial and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP"),
   which are used to fund benefits under various variable life insurance and variable annuity contracts (each a "variable contract")
   issued by Thrivent Financial and LBVIP ; and

o  Retirement plans sponsored by Thrivent Financial.

As of December 31, 2002, Thrivent Financial owned of record or beneficially the percentages of each Portfolio's outstanding shares as shown below.  Thrivent Financial is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

                                                Thrivent Financial Ownership for              Thrivent Financial Ownership through
Portfolio                                       Its Own Account                               the Thrivent Savings Plan
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                              18.721%                                             0%
Opportunity Growth Portfolio                                 0%                                         0.015%
Mid Cap Select Growth Portfolio                         16.798%                                             0%
Mid Cap Growth Portfolio                                     0%                                         0.016%
World Growth Portfolio                                       0%                                         0.028%
All Cap Portfolio                                        8.833%                                             0%
Growth Portfolio                                             0%                                         0.016%
Investors Growth Portfolio                              14.968%                                             0%
Growth Stock Portfolio                                  10.462%                                             0%
Value Portfolio                                          3.251%                                             0%
High Yield Portfolio                                         0%                                         0.001%
Income Portfolio                                             0%                                         0.008%
Limited Maturity Bond Portfolio                         10.437%                                         0.094%
Money Market Portfolio                                       0%                                             0%

To the knowledge of the Fund, no Contract owner beneficially owns five percent or more of any Portfolio.

As of December 31, 2002, the Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of any Portfolio.

                                                    INVESTMENT ADVISORY SERVICES

                                                         INVESTMENT ADVISER

Thrivent Financial is registered as an investment adviser under the Investment Advisers Act of 1940. Thrivent Financial, founded in 1902 under the laws of Wisconsin, is a fraternal benefit society owned by and operated for its members. It is subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance departments of all the other states and jurisdictions in which it does business. LBVIP is an indirect subsidiary of Thrivent Financial.

Thrivent Financial also serves as the investment adviser to several portfolio series of another investment company. When investment opportunities arise that may be appropriate for one of the Portfolios and one or more of such other companies, Thrivent
Financial will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on the investment objectives and current cash and investment position of each. Because the various entities for which Thrivent Financial acts as investment adviser have different investment objectives and positions, the Adviser may from time to time buy a particular security for one or more such entities while at the same time it sells such securities for another.

Investment decisions for the Opportunity Growth Portfolio, Mid Cap Growth Portfolio, Growth Portfolio, Value Portfolio, High Yield
Portfolio, Income Portfolio, Limited Maturity Bond Portfolio, and the Money Market Portfolio are made by Thrivent Financial, subject to the overall direction of the Board of Directors.  Thrivent Financial also provides investment research and supervision of these Portfolios' investments and conducts a continuous program of investment evaluation and appropriate disposition and reinvestment of their assets.

                                                       INVESTMENT SUBADVISERS

Subject to the overall direction of the Board of Directors, Thrivent Financial provides overall investment supervision of the
Small Cap Growth Portfolio, Mid Cap Select Growth Portfolio, World Growth Portfolio, All Cap Portfolio, Investors Growth
Portfolio, and the Growth Stock Portfolio, with investment decisions being made by investment subadvisers.

Franklin Advisers, Inc. ("FAI")

Investment decisions for the Small Cap Growth Portfolio are made by FAI, which Thrivent Financial has engaged as the subadviser for that Portfolio. FAI manages that Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the
Board of Directors.

FAI is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Together, FAI and its affiliates manage over $258 billion in assets as of December 31, 2002.

Massachusetts Financial Services Company ("MFS")

Investment decisions for the Mid Cap Select Growth Portfolio and the Investors Growth Portfolio are made by MFS, which Thrivent
Financial has engaged as the subadviser for these Portfolios. MFS manages these Portfolios on a daily basis, subject to the overall direction of Thrivent Financial and the Board of Directors.

MFS is America's oldest mutual fund organization.  MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust.  Net assets under the management of the MFS organization were approximately $112.5 as of December 31, 2002.

T. Rowe Price International, Inc. ("Price International")

Investment decisions for the World Growth Portfolio are made by Price International, which Thrivent Financial has engaged as the subadviser for the Portfolio. Price International manages the Portfolio on a daily basis, subject to the overall direction of
Thrivent Financial and the Board of Directors.

Price International is one of the leading international mutual fund asset managers with the U.S. equivalent of about $18.0 billion under management as of December 31, 2002 in its offices in Baltimore, London, Tokyo, Singapore, Paris, Hong Kong, and Buenos Aires.

Fidelity Management & Research Company ("FMR")

Investment decisions for the All Cap Portfolio are made by FMR, which serves as the subadviser for the Portfolio.  Thrivent
Financial has engaged FMR to manage the Portfolio on a daily basis, subject to the overall direction of Thrivent Financial and the
Board of Directors.  FMR Co, Inc., a wholly-owned subsidiary of FMR, serves as sub-subadviser for the Portfolio.

FMR was founded in 1946 and has since grown into one of the world's largest money managers and financial service providers.  As of
December 31, 2002, FMR and its affiliates had approximately $699.1 billion in mutual fund assets under management.

FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMR Co.  The voting common stock of FMR Corp. is divided into two classes.  Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock.  The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares.  Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company.  Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

T. Rowe Price Associates, Inc.  ("T. Rowe Price")

Investment decisions for the Growth Stock Portfolio are made by T. Rowe Price, which Thrivent Financial has engaged as the subadviser for the Portfolio. T. Rowe Price manages the Portfolio on a daily basis, subject to the overall direction of Thrivent
Financial and the Board of Directors.

T. Rowe Price has over 65 years of investment management experience and approximately $140.6 billion total assets under management as of December 31, 2002.

                                                Advisory and Subadvisory Agreements

Investment Advisory Agreement

The Investment Advisory Agreement provides that it shall continue in effect with respect to each Portfolio from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio
(as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not parties to the Advisory Contract or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

The Investment Advisory Agreement provides that the Fund will pay, or provide for the payment of, the compensation of the directors who are not affiliated with Thrivent Financial or LBVIP and all other expenses of the Fund (other than those assumed by
Thrivent Financial), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Fund, fees and expenses of the independent auditors, of legal counsel and of any transfer agent, registrar and dividend disbursing agent of the Fund, expenses of preparing, printing and mailing prospectuses, shareholders' reports, notices, proxy statements and reports to governmental officers and commissions, expenses connected with the execution, recording and settlement of portfolio security transactions, insurance premiums, fees and expenses of the Fund's custodian for all services to the Fund, expenses of calculating the net asset value of the shares of the Portfolio of the Fund, expenses of shareholders'
meetings and expenses relating to the issuance, registration and qualification of shares of the Fund. Thrivent Financial and LBVIP have agreed with the Fund to pay, or to reimburse the Fund for the payment of, all of the foregoing expenses.

Thrivent Financial also furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Fund.

Thrivent Financial receives an investment advisory fee as compensation for its services to the Fund. The fee is a daily charge equal to a percentage of the aggregate average daily net assets of the Portfolios as shown in the following table.

        Opportunity Growth Portfolio                                                                         .40%
        Small Cap Growth Portfolio                     $0-$500 million                                      1.00%
                                                       More than $500 million                                .90%
        Mid Cap Select Growth Portfolio                $0-$500 million                                       .90%
                                                       More than $500 million                                .80%
        Mid Cap Growth Portfolio                                                                             .40%
        World Growth Portfolio                                                                               .85%
        All Cap Portfolio                              $0-$500 million                                       .95%
                                                       More than $500 million                                .90%
        Growth Portfolio                                                                                     .40%
        Investors Growth Portfolio                     $0-$500 million                                       .80%
                                                       More than $500 million                                .70%
        Growth Stock Portfolio                         $0-$500 million                                       .80%
                                                       More than $500 million                                .70%
        Value Portfolio                                                                                      .60%
        High Yield Portfolio                                                                                 .40%
        Income Portfolio                                                                                     .40%
        Limited Maturity Bond Portfolio                                                                      .40%
        Money Market Portfolio                                                                               .40%

During the last three fiscal years, Thrivent Financial was paid the following total dollar amounts under the investment advisory contracts then in effect.

                            Portfolio                              12/31/02                 12/31/01                  12/31/00
        -------------------------------------------------------------------------------------------------------------------------
        Small Cap Growth Portfolio                                   $181,794                $    4,466                 N/A
        Opportunity Growth Portfolio                                1,066,080                 1,498,583             $  1,886,819
        Mid Cap Select Growth Portfolio                               144,342                     4,029                 N/A
        Mid Cap Growth Portfolio                                    1,746,953                 2,086,534                1,873,305
        World Growth Portfolio                                      3,248,021                 4,037,899                4,867,808
        All Cap Portfolio                                             306,243                     4,253                 N/A
        Growth Portfolio                                           10,758,643                15,736,342               20,424,423
        Investors Growth Portfolio                                    163,792                     3,477                 N/A
        Growth Stock Portfolio                                        232,599                     3,510                 N/A
        Value Portfolio                                               401,162                     2,653                 N/A
        High Yield Portfolio                                        3,460,890                 4,403,613                5,697,161
        Income Portfolio                                            4,783,013                 4,702,608                4,195,293
        Limited Maturity Bond Portfolio                               393,756                     6,787                 N/A
        Money Market Portfolio                                      1,445,375                 1,477,791                1,092,413

Investment Subadvisory Agreements

Each Investment Subadvisory Agreement between Thrivent Financial, the Fund and a subadviser (each a "Subadvisory Contract")
provides that it shall continue in effect with respect to the subadvised Portfolio for two years from its effective date and thereafter from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act) or by the Directors of the Fund, and (ii) in either event by a vote of a majority of the Directors who are not "interested persons" of any party to the Subadvisory Contract, cast in person at a meeting called for the purpose of voting on such approval. The Subadvisory Contract may be terminated on 60 days' written notice by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of such Portfolio (as defined in the 1940 Act).  The Subadvisory Contract may also be terminated by the subadviser on 60 days' written notice or by
Thrivent Financial (i) on at least 60 days' prior written notice to the subadviser, without the payment of any penalty; (ii) upon material breach by the subadviser of any of the representations and warranties set forth in the Subadvisory Contract, if not cured within 20 days; or (iii) if the subadviser becomes unable to discharge its duties and obligations under the Subadvisory Contract.
The Subadvisory Contract will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

Thrivent Financial pays FAI an annual subadvisory fee for the performance of subadvisory services for the Small Cap Growth
Portfolio. The fee payable is equal to a percentage of the Small Cap Growth Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. The subadvisory fee is equal to 0.60% of average daily net assets up to $200 million, 0.52% of average daily net assets over $200 million but not over $500 million, and 0.50% of average daily net assets over
$500 million.

Thrivent Financial pays MFS an annual subadvisory fee for the performance of subadvisory services for the Mid Cap Select Growth
Portfolio. The fee payable is equal to a percentage of the Mid Cap Select Growth Portfolio's average daily net assets.  The percentage decreases as the Portfolio's assets increase.  The subadvisory fee is equal to .475% of average daily net assets up to
$100 million,  .42% of average daily net assets over $100 million but not over $500 million, and .35% of average daily net assets over $500 million.

Thrivent Financial pays Price International an annual subadvisory fee for the performance of subadvisory services for the World
Growth Portfolio. The fee payable is equal to a percentage of that Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. For purposes of determining the percentage level of the subadvisory fee for the Portfolio, the assets of the Portfolio are combined with the assets of the Lutheran Brotherhood World Growth Fund, another fund with investment objectives and policies that are similar to the World Growth Portfolio and for which the subadviser also provides subadvisory services. The subadvisory fee Thrivent Financial pays the subadviser is equal to the World Growth Portfolio's pro rata share of the combined assets of the Portfolio and the Lutheran Brotherhood World Growth Fund and is equal to .75% of combined average daily net assets up to $20 million, .60% of combined average daily net assets over $20 million but not over $50 million, and .50% of combined average daily net assets over $50 million. When the combined assets of the World Growth Portfolio and the Lutheran
Brotherhood World Growth Fund exceed $200 million, the subadvisory fee for the World Growth Portfolio is equal to .50% of all of the Portfolio's average daily net assets. When the combined assets of the World Growth Portfolio and World Growth Fund exceed $500 million, the subadvisory fee for the World Growth Portfolio is equal to .45% of all the Portfolio's average daily net assets.  As of December 31, 2002, the combined assets of the World Growth Portfolio and the World Growth Fund totaled $402 million

Thrivent Financial pays FMR an annual subadvisory fee for the performance of subadvisory services provided for the All Cap
Portfolio. The fee payable is equal to a percentage of the All Cap Portfolio's average daily net assets.  The percentage decreases as the Portfolio's assets increase.  The subadvisory fee is equal to .60% of average daily net assets up to $100 million, .55% of average daily net assets over $100 million but not over $500 million, .50% of average daily net assets over $500 million but not over $750 million, and .45% of average daily net assets over $750 million.

Thrivent Financial pays MFS an annual subadvisory fee for the performance of subadvisory services provided for the Investors
Growth Portfolio. The fee payable is equal to a percentage of the Investors Growth Portfolio's average daily net assets.  The percentage decreases as the Portfolio's assets increase.  The subadvisory fee is equal to .425% of average daily net assets up to
$100 million, .40% of average daily net assets over $100 million but not over $500 million, and .35% of average daily net assets over $500 million.

Thrivent Financial pays T. Rowe Price an annual subadvisory fee for the performance of subadvisory services provided for the
Growth Stock Portfolio. The fee payable is equal to a percentage of the Growth Stock Portfolio's average daily net assets. The percentage decreases as the Portfolio's assets increase. The subadvisory fee is equal to 0.45% of average daily net assets up to
$50 million, 0.40% of average daily net assets over $50 million but not over $500 million, and   0.35% of the average daily net
assets over $500 million.

                                          Board Approval of Investment Advisory Agreement

On August 28, 2002, the Board of Directors of the Fund (the "Board"), including the directors who are not "interested persons" of
Thrivent Financial or the Fund ("Independent Directors"), unanimously voted to approve the current investment advisory agreement between the Fund and Thrivent Financial with respect to each Portfolio of the Fund.

In fulfilling its duty pursuant to Section 15(c) of the Act, the Board reviews and considers the terms of the investment advisory agreement and subadvisory agreements, especially as they relate to the fees to be paid. In evaluating fees the Board examines the total compensation to be received by the adviser and the subadvisers, both in cash and other benefits, in order to determine whether such fees are fair and reasonable in light of the services performed, the value of such services to the Fund and the availability of comparable services from other parties.

The items to be considered by the Board include the following:

o          The services to be provided to the Portfolios by the adviser and the subadvisers, and the qualifications of each of them;
o          The fee structure for each of the Portfolios generally and in relation to those charged to comparable mutual funds, especially with respect to break-points;
o          The possible benefits to the adviser and subadviser and their affiliates apart from cash compensation received;
o          The extent of profits derived by the adviser and subadviser under the agreements;
o          The performance of each of the Portfolios in general and in comparison to other investment companies with similar investment objectives over a comparable period of time; and
o          The availability, cost and value of alternative means of obtaining such services.

                                                         Affiliated Persons

The following directors and officers of Thrivent Financial, the Funds' investment adviser, are affiliated with the Fund:

Affiliated Person              Position with Thrivent Financial
---------------------------------------------------------------
John O. Gilbert                Chairman
Pamela J. Moret                Senior Vice President, Marketing and Products
James H. Abitz                 Senior Vice President, Investments

                                                           OTHER SERVICES

                                                             CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian of the securities held by the Portfolios and is authorized to use various securities depository facilities, such as the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank. State Street Bank and Trust Company is also the transfer agent and dividend disbursing agent for the Fund.

                                                      INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 650 Third Avenue South, Suite 1300, Minneapolis, Minnesota 55402, serves as the Fund's independent accountants, providing professional services including audits of the Fund's annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Fund.

                                            BROKERAGE ALLOCATION AND OTHER TRANSACTIONS

                                                       BROKERAGE TRANSACTIONS

In connection with the management of the investment and reinvestment of the assets of the Portfolios, the Advisory Contract authorizes Thrivent Financial, acting by its own officers, directors or employees or by a subadviser, including FAI, MFS, Price
International, FMR, and T. Rowe Price, to select the brokers or dealers that will execute purchase and sale transactions for the
Portfolios. In executing portfolio transactions and selecting brokers or dealers, if any, Thrivent Financial and the subadvisers will use reasonable efforts to seek on behalf of the Portfolios the best overall terms available.

In assessing the best overall terms available for any transaction, Thrivent Financial and the subadvisers will consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Thrivent Financial and the subadvisers may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to any other accounts over which Thrivent
Financial and the subadvisers or an affiliate of Thrivent Financial or the subadvisers exercises investment discretion.

Thrivent Financial and the subadvisers may pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, Thrivent Financial or a subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided.

To the extent that the receipt of the above-described services may supplant services for which Thrivent Financial or a subadviser might otherwise have paid, it would, of course, tend to reduce the expenses of Thrivent Financial or a subadviser.

The Fund's Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of a subadviser participates.  These procedures prohibit a
Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings.  In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that a Portfolio could purchase in the underwritings.

The investment decisions for a Portfolio are and will continue to be made independently from those of other investment companies and accounts managed by Thrivent Financial, FAI, MFS, Price International, FMR, T. Rowe Price, or their affiliates. Such other investment companies and accounts may also invest in the same securities as a Portfolio. When purchases and sales of the same security are made at substantially the same time on behalf of such other investment companies and accounts, transactions may be averaged as to the price and available investments allocated as to the amount in a manner which Thrivent Financial and its affiliates believe to be equitable to each investment company or account, including the Portfolio. In some instances, this investment procedure may affect the price paid or received by a Portfolio or the size of the position obtainable or sold by a
Portfolio.

                                                        AFFILIATED TRANSACTIONS

FAI.  FAI is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the portfolio or other Franklin Templeton Funds and to use the research services of brokerage and other firms that have provided such assistance.

Price International.  Subject to applicable SEC rules, as well as other regulatory requirements, Price International was authorized to allocate orders with respect to the World Growth Portfolio to brokers or dealers affiliated with Price
International.  Such allocations have been made in such amounts and proportions as Price International determined, and Price
International reported such allocations either to Thrivent Financial, which reported such allocations to the Board of Directors, or, if requested, directly to the Board of Directors.  These brokers ceased to be affiliates of Price International on August 8,
2000, when T. Rowe Price became the sole owner of Price International.

FMR.  FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of other funds managed by FMR and to use the research services of brokerage and other firms that have provided such assistance.  FMR may place trades with certain brokers with which it is under common control, including National
Financial Services LLC and Fidelity Brokeratge Servies Japan LLC, provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms.  FMR may also place trades with
Archipelago ECN, an electronic communication network in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

                                                         BROKERAGE COMMISSIONS

During the last three fiscal years, the Portfolios paid the following brokerage fees:

                            Portfolio                              12/31/02                 12/31/01                  12/31/00
         ----------------------------------------------------------------------------------------------------------------------
         Small Cap Growth Portfolio                           $       82,605           $         4,791                  N/A
         Opportunity Growth Portfolio                              1,569,498                   897,023               $  617,287
         Mid Cap Select Growth Portfolio                             147,741                     2,902                  N/A
         Mid Cap Growth Portfolio                                    821,114                 1,078,582                  860,042
         World Growth Portfolio (1)                                  351,863                   546,167                  913,725
         All Cap Portfolio                                           211,355                     4,359 (2)              N/A
         Growth Portfolio                                          8,284,261                 8,560,077                8,314,992
         Investors Growth Portfolio                                  140,151                     3,094                  N/A
         Growth Stock Portfolio                                       70,318                     3,097                  N/A
         Value Portfolio                                             264,189                     3,862                  N/A
         High Yield Portfolio                                         18,184                    24,571                   51,189
         Income Portfolio                                                  0                    29,700                   40,836
         Limited Maturity Bond Portfolio                                   0                       210                  N/A
         Money Market Portfolio                                            0                         0                        0

(1)      The aggregate amount of commissions  paid to affiliated  brokerage firms by the Portfolio is $0 for the fiscal year ended
         December 31, 2002, $0 for the fiscal year ended  December 31, 2001,  and $45,185 for the fiscal year ended  December 31,
         2000.
(2)      The aggregate amount of commissions paid to affiliated  brokerage firms by the Portfolio is $3.60 for the period November
         30, 2001, the Portfolio's inception, until fiscal year ended December 31, 2001.

The following table indicates the total amount of brokerage commissions paid by each Portfolio to firms that provided research services and the aggregate amount of transactions relating to such commissions for the fiscal year ended December 31, 2002. The provision of research services was not necessarily a factor in the placement of brokerage business with these firms.

                             Portfolio                            Commissions         Aggregate Transactions
         ---------------------------------------------------------------------------------------------------
         Small Cap Growth Portfolio                              $        73,530         $     28,990,253
         Opportunity Growth Portfolio                                  1,556,480              595,232,871
         Mid Cap Select Growth Portfolio                                       0                        0
         Mid Cap Growth Portfolio                                        800,949              397,970,870
         World Growth Portfolio                                          296,859              154,266,446
         All Cap Portfolio                                               206,399              148,285,538
         Growth Portfolio                                              8,244,008            4,595,472,154
         Investors Growth Portfolio                                            0                        0
         Growth Stock Portfolio                                           32,802               18,943,264
         Value Portfolio                                                 212,290              152,486,496
         High Yield Portfolio                                             10,228                1,812,551
         Income Portfolio                                                      0                        0
         Limited Maturity Bond Portfolio                                       0                        0
         Money Market Portfolio                                                0                        0

                                                           CAPITAL STOCK

The total number of shares of capital stock which the Fund has authority to issue is 2,000,000,000 shares of the par value of $.01 per share. All shares are divided into certain classes of capital stock, each class comprising a certain number of shares and having the designations indicated, subject, however, to the authority to increase and decrease the number of shares of any class granted to the Board of Directors.

        Class                                                                                             Number of Shares
        ------------------------------------------------------------------------------------------------------------------
        Small Cap Growth Portfolio Capital Stock .............................................................50,000,000

        Opportunity Growth Portfolio Capital Stock...........................................................100,000,000

        Mid Cap Select Growth Portfolio Capital Stock.........................................................50,000,000

        Mid Cap Growth Portfolio Capital Stock...............................................................100,000,000

        World Growth Portfolio Capital Stock ................................................................100,000,000

        All Cap Portfolio Capital Stock.......................................................................50,000,000

        Growth Portfolio Capital Stock.......................................................................350,000,000

        Investors Growth Portfolio Capital Stock..............................................................50,000,000

        Growth Stock Portfolio Capital Stock..................................................................50,000,000

        Value Portfolio Capital Stock ........................................................................50,000,000

        High Yield Portfolio Capital Stock ..................................................................300,000,000

        Income Portfolio Capital Stock ......................................................................200,000,000

        Limited Maturity Bond Portfolio Capital Stock.........................................................50,000,000

        Money Market Portfolio Capital Stock ................................................................500,000,000

Subject to any then applicable statutory requirements, the balance of any unassigned shares of the authorized capital stock may be issued in such classes, or in any new class or classes having such designations, such powers, preferences and rights as may be fixed and determined by the Board of Directors. In addition, and subject to any applicable statutory requirements, the Board of
Directors has the authority to increase or decrease the number of shares of any class, but the number of shares of any class will not be decreased below the number of shares thereof then outstanding.

The holder of each share of stock of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share of stock, irrespective of the class, then standing in such holder's name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund will be voted in the aggregate and not by class except that (a) when otherwise expressly required by statutes or the Investment Company Act of 1940 shares will be voted by individual class, (b) only shares of a particular Portfolio are entitled to vote on matters concerning only that Portfolio, and (c) fundamental objectives and restrictions may be changed, with respect to any Portfolio, if such change is approved by the holders of a majority (as defined under the Investment Company Act of 1940) of the outstanding shares of such Portfolio. No shareholder will have any cumulative voting rights.

The shares of each class, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. The consideration received by the Fund for the sale of shares shall become part of the assets of the Portfolio to which the shares of the class relates. Each share will have a pro rata interest in the assets of the Portfolio to which the share relates and will have no interest in the assets of any other Portfolio.

The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment of them being wholly in the discretion of the
Board. Dividends or distributions on shares of any class of stock shall be paid only out of undistributed earnings or other lawfully available funds belonging to such class.

Inasmuch as one goal of the Fund is to qualify as a Regulated Investment Company under the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and inasmuch as the computation of net income and gains for Federal income tax purposes may vary from the computation thereof on the books of the Fund, the Board of Directors has the power in its discretion to distribute in any fiscal year as dividends, including dividends designated in whole or in part as capital gains distributions, amounts sufficient in the opinion of the Board to enable the Fund and each portfolio to qualify as a Regulated
Investment Company and to avoid liability for Federal income tax in respect of that year.

The assets belonging to any class of stock will be charged with the liabilities in respect to such class, and will also be charged with their share of the general liabilities of the Fund in proportion to the asset values of the respective classes.

                                                          NET ASSET VALUE

SMALL CAP GROWTH PORTFOLIO, OPPORTUNITY GROWTH PORTFOLIO, MID CAP SELECT GROWTH PORTFOLIO, MID CAP GROWTH PORTFOLIO, WORLD GROWTH
PORTFOLIO, ALL CAP PORTFOLIO, GROWTH PORTFOLIO, INVESTORS GROWTH PORTFOLIO, GROWTH STOCK PORTFOLIO, VALUE PORTFOLIO, HIGH YIELD
PORTFOLIO, INCOME PORTFOLIO, AND LIMITED MATURITY BOND PORTFOLIO.

The net asset value per share is determined at the close of each day the New York Stock Exchange (the "NYSE") is open, or any other day as provided by Rule 22c-1 under the Investment Company Act of 1940. Determination of net asset value may be suspended when the NYSE is closed or if certain emergencies have been determined to exist by the Securities and Exchange Commission, as allowed by the Investment Company Act of 1940.

Net asset value is determined by adding the market or appraised value of all securities and other assets; subtracting liabilities;
and dividing the result by the number of shares outstanding.

The market value of each Portfolio's securities is determined at the close of regular trading of the NYSE on each day the NYSE is open. The value of portfolio securities is determined in the following manner:

o     Equity  securities  traded on the NYSE or any other national  securities  exchange are valued at the last sale price.  If there has been no sale on that day or if the  security  is  unlisted,  it is valued at prices  within the range of the current bid and asked  prices considered best to represent value in the circumstances.

o     Equity securities not traded on a national  securities  exchange are valued at prices within the range of the current bid and asked prices  considered best to represent the value in the  circumstances,  except that  securities for which  quotations are furnished  through the nationwide  automated  quotation  system  approved by the NASDAQ will be valued at their last sales prices so furnished on the date of valuation, if such quotations are available for sales occurring on that day.

o     Bonds and other income securities traded on a national  securities exchange will be valued at the last sale price on such national  securities  exchange that day.  Thrivent  Financial may value such  securities on the basis of prices provided by an independent  pricing service or within the range of the current bid and asked prices considered best to represent the value in the circumstances, if those prices are believed to better reflect the fair market value of such exchange listed securities.

o     Bonds and other income  securities  not traded on a national  securities  exchange will be valued within the range of the current bid and asked prices considered best to represent the value in the  circumstances.  Such securities may also be valued on the basis of prices  provided by an  independent  pricing  service if those  prices are believed to reflect the fair market value of such securities.

Short-term securities with maturities of 60 days or less are valued at amortized cost; those with maturities greater than 60 days are valued at the mean between bid and asked price.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data employed in determining valuation for such securities.

All other securities and assets will be appraised at fair value as determined by the Board of Directors.

Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of shares of a Portfolio are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset values. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the Directors of the Fund.

For purposes of determining the net asset value of shares of a Portfolio all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                                       MONEY MARKET PORTFOLIO

Securities held by the Money Market Portfolio are valued on the basis of amortized cost, which involves a constant amortization of premium or accretion of discount to maturity regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods in which the value as determined by amortized cost is higher or lower than the price the  Money Market Portfolio would receive if it sold the security.

The Money Market Portfolio anticipates that under ordinary and usual circumstances it will be able to maintain a constant net asset value of $1.00 per share and the Money Market Portfolio will use its best efforts to do so.  However, such maintenance at
$1.00 might not be possible if (1) there are changes in short-term interest rates or other factors such as unfavorable changes in the credit of issuers affecting the values of the securities held by the Money Market Portfolio and the Money Market Portfolio is
compelled to sell such securities at a time when the prices which it is able to realize vary significantly from the values determined on the amortized cost basis or (2) the Money Market Portfolio should have negative net income. It is expected that the
Money Market Portfolio will have positive net income at the time of each determination thereof.

The utilization of the amortized cost method of valuation requires compliance with the requirements of Rule 2a-7 under the 1940
Act.  Such compliance requires, among other things, the following:

(1)   The Directors must adopt procedures whereby the extent of deviation, if any, of the current net asset value per share calculated using available market quotations (or an appropriate substitute which reflects current market conditions) from the
      Money Market Portfolio's net asset value per share under the amortized cost valuation method will be determined at such intervals as the Directors deem appropriate and reasonable in light of current market conditions, and the Directors must review periodically the amount of the deviation as well as the methods used to calculate the deviation;

(2)   In the event such deviation from the Money Market Portfolio's net asset value under the amortized cost valuation method exceeds 1/2 of 1%, the Directors must promptly consider what action should be initiated by them, and when the Directors believe the extent of any deviation from the  Money Market Portfolio's net asset value per share under the amortized cost valuation method may result in material dilution or any other unfair results to investors or existing shareholders, they must take such action as they deem appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results (shareholders will be notified in the event any such corrective action is taken by the Directors);

(3)   The Money Market Portfolio may not purchase any instrument with a remaining maturity greater than 397 calendar days or maintain a dollar-weighted average portfolio maturity which exceeds 90 days;

(4)   The Money Market Portfolio must limit its portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments which the Directors determine present minimal credit risks and which are "eligible securities"
      as defined in Rule 2a-7; and

(5)   The Money Market Portfolio must record, maintain and preserve certain records and observe certain reporting obligations in accordance with Rule 2a-7.

Securities in which the  Money Market Portfolio invests must be U.S. dollar-denominated Eligible Securities (as defined in Rule
2a-7 under the 1940 Act) that are determined to present minimal credit risks.  In general, the term "Eligible Security" is limited to any security that:

(1)    (a) either (i) has received a short-term rating from a nationally recognized statistical rating organization (NRSRO") or has been issued by an issuer that has received a short-term rating from an NRSRO with respect to a class of debt obligations
       (or any debt obligation within that class) that is comparable in priority and security with the security or (ii) is subject to a guarantee that has received a short-term rating from an NRSRO, or a guarantee issued by a guarantor that has received a short-term rating from an NRSRO with respect to a class of debt obligations (or any debt obligation within that class) that is comparable in priority and security with the guarantee, (b) has a remaining maturity of 397 calendar days or less and (c)
       has received a rating from the requisite number of NRSROs (i.e.. two, if two organizations have issued ratings and one if only one has issued a rating) in one of the two highest short-term major rating categories; or
(2)    is unrated but is of comparable quality to a rated security as described in (1), above, and which at the time of issuance (a) had a remaining maturity of more than 397 calendar days and now has a remaining maturity of 397 calendar days or less, and (b) has not received a long-term rating from an NRSRO in any NRSRO major rating category outside of the NRSRO's three highest major rating categories, unless the security has received a long-term rating from the requisite number of
       NRSROs (i.e., two, if two organizations have issued ratings and one if only one has issued a rating) in one of the three highest long-term major rating categories.

As indicated in the Prospectus, at least 95% of the Money Market Portfolio's total assets will consist of government securities and "first tier" eligible securities as defined in Rule 2a-7 under the 1940 Act, with the balance of the Money Market Portfolio's assets invested in "second tier" eligible securities as defined in Rule 2a-7.  For this purpose, "second tier" eligible securities generally are those which have been (i) rated by at least two nationally recognized statistical rating organizations in one of the two highest rating categories for short-term obligations (or so rated by one such organization if it alone has rated the security), (ii) issued by an issuer with comparable short-term obligations that are rated in one of the two highest rating categories, or (iii) if unrated, determined to be comparable to such securities.  The Money Market Portfolio may not invest more than the greater of 1% of its total assets or $1 million in "second tier" eligible securities of any single issuer.

                                                             TAX STATUS

The Portfolios expect to pay no federal income tax because they intend to meet requirements of Subchapter M of the Internal
Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Portfolio must, among other requirements:

o     derive at least 90% of its gross income from dividends, interest, gains from the sale of securities, and certain other investments;
o     invest in securities within certain statutory limits; and
o     distribute at least 90% of its ordinary income to shareholders.

It is each Portfolio's policy to distribute substantially all of its income on a timely basis, including any net realized gains on investments each year.

To avoid payment of a 4% excise tax, each Portfolio is also generally required to distribute to shareholders at least 98% of its ordinary income earned during the calendar year and 98% of its net capital gains realized during the 12-month period ending
December 31.

                                                           DISTRIBUTIONS

Dividends and capital gains distributions of each Portfolio will be reinvested in additional full and fractional shares of that
Portfolio.

                                                             DIVIDENDS

Dividends are declared and paid as follows:

Declared daily and             High Yield Portfolio
paid monthly                   Income Portfolio
                               Limited Maturity Bond Portfolio
                               Money Market Portfolio

Declared and paid              Small Cap Growth Portfolio
annually                       Opportunity Growth Portfolio
                               Mid Cap Select Growth Portfolio
                               Mid Cap Growth Portfolio
                               World Growth Portfolio
                               All Cap Portfolio
                               Growth Portfolio
                               Investors Growth Portfolio
                               Growth Stock Portfolio
                               Value Portfolio

Income dividends are derived from investment income, including dividends, interest, and certain foreign currency gains received by a Portfolio.

                                                             CAPITAL GAINS

While the Portfolios do not intend to engage in short-term trading, they may dispose of securities held for only a short time if
Thrivent Financial or the subadviser believes it to be advisable. Such changes may result in the realization of capital gains.
Each Portfolio distributes its realized gains in accordance with federal tax regulations. Distributions from any net realized capital gains will usually be declared in February.

Contract owners should review the documents pertaining to their variable contracts for information regarding the personal tax consequences of purchasing such a contract.

Under existing tax law, dividends or capital gains distributions from a Portfolio are not currently taxable to holders of variable annuity contracts when left to accumulate within a variable contract.  Depending on the variable contract, withdrawals from the contract may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.

                                                  CALCULATION OF PERFORMANCE DATA

The total return and yield of each of the Portfolios will be calculated as set forth below.  Calculations of performance data for the Portfolios includes the effect of the investment advisory fee charged to the Fund but does not reflect the expenses charged to the variable contracts at the separate account level.

                                                            TOTAL RETURN

Average annual total return is computed by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested would produce the ending redeemable value, according to the following formula:

           P(1+T)(n) = ERV

           Where:

           P      =  a hypothetical initial payment of $1,000

           T      =  average annual total return

           n      =  number of years

           ERV   =    ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

The calculation is based on the further assumptions that all dividends and distributions by the Portfolio are reinvested at net asset value on the reinvestment dates during the periods. The investment advisory fee charged to the Fund is also taken into account as described later herein.

                                                               YIELD

Yield is computed by dividing the net investment  income per share earned during a recent month or other specified  30-day period by the  applicable  maximum  offering  price per share on the last day of the period  and  annualizing  the  result,  according  to the following formula:

                                                 Yield = 2[(((a-b)/cd) + 1)^6 - 1]

Where:

           a = dividend and interest earned during the period;
           b = expenses accrued for the period (net of reimbursements);
           c  = the average daily number of shares outstanding during the period that were entitled to receive dividends; and
           d = the maximum offering price per share on the last day of the period.

To calculate interest earned (for the purpose of "a" above) on debt obligations, a Portfolio computes the yield to maturity of each obligation held by a Portfolio based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price
(plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), a Portfolio accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. Each Portfolio has elected not to amortize discount or premium on such securities.

Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter.

Yield information is useful in reviewing a Portfolio's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Portfolio's shares with bank deposits, savings accounts and similar investment alternatives which are insured and/or often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the portfolio, portfolio maturity and operating expenses and market conditions.

The table below presents the average annual returns for all Portfolios for the indicated periods ended December 31, 2002.

                                                     Average Annual Total Returns as of 12/31/02

                                          Current SEC                                                                      Date of
              Portfolio                 Yield 12/31/02       1-Year         5-Years          10-Years        Inception    Inception
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Portfolio                    N/A           (27.02)%          N/A              N/A           (21.41)%      11/30/01
Opportunity Growth Portfolio                  N/A           (31.77)%        (8.25)%            N/A            (3.47)%      01/18/96
Mid Cap Select Growth Portfolio               N/A           (43.66)%          N/A              N/A           (37.82)%      11/30/01
Mid Cap Growth Portfolio                      N/A           (26.09)%          N/A              N/A             2.39%       01/30/98
World Growth Portfolio                        N/A           (17.43)%        (3.05)%            N/A            (0.41)%      01/18/96
All Cap Portfolio                             N/A           (38.33)%          N/A              N/A            (34.13)%%    11/30/01
Growth Portfolio                              N/A           (29.99)%        (0.16)%           8.58%              N/A*      01/09/87
Investors Growth Portfolio                    N/A           (26.53)%          N/A              N/A            (24.12)%     11/30/01
Growth Stock Portfolio                        N/A           (23.20)%          N/A              N/A            (20.42)%%    11/30/01
Value Portfolio                               N/A           (22.85)%          N/A              N/A            (20.22)%%    11/30/01
High Yield Portfolio                        11.44%           (8.65)%        (5.31)%          (3.13)%             N/A*      11/02/87
Income Portfolio                             4.60%            5.75%          6.07%            6.71%              N/A*      01/09/87
Limited Maturity Bond Portfolio              2.84%            5.78%           N/A              N/A              4.73%      11/30/01
Money Market Portfolio                        N/A             1.50%          4.38%            4.51%              N/A*      01/09/87

* Because the Portfolio has been effective for more than 10 years, performance since inception is not shown.

YIELD - MONEY MARKET PORTFOLIO

When the Money Market Portfolio quotes a "current annualized" yield, it is based on a specified recent seven calendar-day period.
It is computed by (1) determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period by 52.14 (365 divided by 7). The resulting yield figure is carried to the nearest hundredth of one percent.

The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares, and (2) all fees charge to all shareholder accounts, in proportion to the length of the base period.

The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Portfolio's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

                                                                                                          Money Market
                                                                                                            Portfolio
                                                                                                          ------------
   Annualized Current Yield For 7-day Period Ended 12/31/02                                                    1.11%

   Effective Yield For 7-day Period Ended 12/31/02                                                             1.12%

                                                      NONSTANDARDIZED TOTAL RETURN

A Portfolio may provide the above described average annual total return results for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before such quarter end and at the commencement of such
Portfolio's operations. In addition, a Portfolio may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except that the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000.

                                                    DESCRIPTION OF DEBT RATINGS

                                                         Ratings by Moody's

Moody's Investors Service, Inc. describes grades of corporate debt securities and "Prime-1" and "Prime-2" commercial paper as follows:

Bonds

Aaa    Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa    Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa    Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C      Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

o   Leading market positions in well-established industries.
o   High rates of return of funds employed.
o   Conservative capitalization structures with moderate reliance on debt and ample asset protection.
o   Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o   Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                                    RATINGS BY STANDARD & POOR'S

Standard & Poor's Corporation describes grades of corporate debt securities and "A" commercial paper as follows:

Bonds:

AAA     Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A       Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB     Debt rated BBB exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments on the obligation in this category than in higher rated categories.

BB      Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity of the obligor to meet its financial commitments on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B       Debt rated B is more vulnerable to nonpayment but currently has the capacity to meet its financial commitments on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC     Debt rated CCC is vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
        The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-
        rating.

CC     The rating CC typically is currently highly vulnerable to nonpayment.

C      The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on the obligation are being continued.

D      Debt rated D is in payment default. The D rating category is used when payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on the obligation are jeopardized.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

Commercial Paper:

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are better than the industry average; long-term senior debt rating is "A" or better (however, in some cases a "BBB" long-term rating may be acceptable); the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowances made for unusual circumstances. Also, the issuer's industry typically is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this classification.

                                     REPORT OF INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

The Report of Independent Accountants and financial statements included in the Annual Report to Shareholders for the fiscal year ended December 31, 2002 of the Fund are a separate report furnished with this Statement of Additional Information and are incorporated herein by reference.

                             LB SERIES FUND, INC.

                                    PART C
                             OTHER INFORMATION
                             -----------------

Item 23.      Exhibits

   (a)     Articles of Incorporation of the Registrant (4)
   (b)(1)  Bylaws of the Registrant (3)(4)(5)
   (b)(2)  First Amended and Restated Bylaws of the Registrant effective
           December 1, 1999 (6)
   (b)(3)  First Amended and Restated Bylaws of the Registrant effective
           December 1, 1999 (as amended September 13, 2000)  (7)
   (b)(4)  First Amended and Restated Bylaws of the Registrant effective
           December 1, 1999 (as amended February 12, 2003) (15)
   (c)     Not applicable
   (d)(1)  Investment Advisory Agreement between the Registrant and Thrivent Financial for Lutherans (13)
   (d)(2)  Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and T. Rowe Price
           International, Inc. with respect to the World Growth Portfolio   (13)
   (d)(3)  Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and Franklin Advisers, Inc.
           with respect to the Small Cap Growth Portfolio (13)
   (d)(4)  Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and Massachusetts Financial
           Services
           Company with respect to the Mid Cap Select Growth Portfolio and Investors Growth Portfolio and (13)
   (d)(5)  Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and T. Rowe Price Associates,
           Inc. with respect to the Growth Stock Portfolio (13)
   (d)(6)  Investment Subadvisory Agreement among Thrivent Financial for Lutherans, the Registrant and Fidelity Management &
           Research
           Company with respect to the All Cap Portfolio (13)
   (d)(7)  Form of Investment Sub-Subadvisory Agreement between FMR Co.,
           Inc. and Fidelity Management & Research Company (12)
   (e)     Not Applicable
   (f)     Not applicable
   (g)(1)  Custodian Contract between the Registrant and State
           Street Bank and Trust Company  (4)
   (g)(2)  Amendment to Custodian Contract dated February 1, 1989 (1)
   (g)(3)  Amendment to Custodian Contract dated January 11, 1990  (1)
   (g)(4)  Restated Amendment to Custodian Contract dated October 6,
           2000 (7)
   (g)(5)  Letter Agreement between the Registrant and State Street
           Bank and Trust Company regarding the Opportunity Growth Portfolio and the World Growth Portfolio (2)
   (g)(6)  Form of Letter Agreement between the Registrant and State Street
           Bank and Trust Company regarding the Mid Cap Growth Portfolio (3)
   (h)(1)  Reimbursement Agreement between the Registrant, Thrivent
           Financial, and Lutheran Brotherhood Variable Insurance Products
           Company (5)
   (h)(2)  Form of Letter Agreement for Line of Credit (6)
   (i)     Opinion and consent of counsel (15)
   (j)     Consent of Independent Accountants (15)
   (k)     Not applicable
   (l)(1)  Letter from Lutheran Brotherhood Variable Insurance Products
           Company ("LBVIP") with respect to providing initial capital. (4)
   (l)(2)  Letter from Lutheran Brotherhood with respect to providing initial capital to the Opportunity Growth Portfolio  (2)
   (l)(3)  Letter from Lutheran Brotherhood with respect to providing initial capital to the World Growth Portfolio  (2)
   (l)(4)  Letter from Lutheran Brotherhood Variable Insurance Products
           Company with respect to providing initial capital to the
           Opportunity Growth Portfolio  (2)
   (l)(5)  Letter from Lutheran Brotherhood Variable Insurance Products
           Company with respect to providing initial capital to the World
           Growth Portfolio (2)
   (l)(6)  Letter from Lutheran Brotherhood with respect to providing initial capital to the Mid Cap Growth Portfolio (3)
   (l)(7)  Letter from Lutheran Brotherhood Variable Insurance Products
           Company with respect to providing initial capital to the Mid Cap
           Growth Portfolio (3)
   (m)     Not applicable
   (n)     Not applicable
   (o)     Not applicable
   (p)(1)  Code of Ethics of Registrant (13)
   (p)(2)  Code of Ethics of T. Rowe Price International, Inc. (10)
   (p)(3)  Code of Ethics of Franklin Advisers, Inc. (8)
   (p)(4)  Code of Ethics of Massachusetts Financial Services Company (9)
   (p)(5)  Code of Ethics of T. Rowe Price Associates, Inc. (10)
   (p)(6)  Code of Ethics of Fidelity Investments (11)
   (q)(1)  Powers of Attorney for Herbert F. Eggerding, Jr., Noel K. Estenson, Jodi L. Harpstead and Connie M. Levi (5)
   (q)(2)  Power of Attorney for Pamela J. Moret (13)
   (q)(3)  Power of Attorney for Charles D. Gariboldi and John O. Gilbert (14)

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

     (1) Incorporated by reference from Post Effective Amendment No. 14 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed November 1, 1995.

     (2) Incorporated by reference from Post Effective Amendment No. 15 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed January 17, 1996.

     (3) Incorporated by reference from Post Effective Amendment No. 18 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed November 12, 1997.

     (4) Incorporated by reference from Post Effective Amendment No. 22 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 27, 1998.

     (5) Incorporated by reference from Post Effective Amendment No. 23 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed February 25, 1999.

     (6) Incorporated by reference from Post Effective Amendment No. 24 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed February 24, 2000.

     (7) Incorporated by reference from Post Effective Amendment No. 25 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 20, 2001.

     (8) Incorporated by reference from Post Effective Amendment No. 34 to the registration statement of Templeton Funds, Inc., file no. 002-60067, filed December 27, 2002.

     (9) Incorporated by reference from Post Effective Amendment No. 40 to the registration statement of MFS Series Trust IX, file
no. 2-50409, filed August 28, 2000.

     (10) Incorporated by reference from Post Effective Amendment No. 8 to the registration statement of T. Rowe Price Corporate
Income Fund, Inc., file no. 811-07353, filed September 27, 2002.

     (11) Incorporated by reference from Post Effective Amendment No. 81 to the registration statement of Fidelity Advisor Series
IV, file no. 811-3737, filed January 23, 2003.

     (12) Incorporated by reference from Post Effective Amendment No. 26 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed September 14, 2001.

     (13) Incorporated by reference from Post Effective Amendment No. 27 to the registration statement of LB Series Fund, Inc., file no. 33-3677, filed April 30, 2002.

     (14) Incorporated by reference from the initial registration statement of LB Series Fund, Inc. on Form N-14, file no.
333-102519, filed January 15, 2003.

     (15) Filed herewith.

Item 24. Persons Controlled by or under Common Control with Registrant
----------------------------------------------------------------------
Registrant is an open-end management investment company organized as a Minnesota corporation on February 24, 1986. Registrant's sponsor and investment adviser, Thrivent Financial for Lutherans ("Thrivent Financial") is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons. Thrivent Financial provides high quality insurance coverage, financial products, services, and fraternal benefits to help enhance the lives of its members.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to Thrivent Financial. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities except
Thrivent Property & Casualty Insurance Agency, Inc.

Thrivent Financial Entities                             Primary Business                                  State of Incorporation
----------------------------------------------------------------------------------------------------------------------------------
Thrivent Financial for Lutherans                        Fraternal benefit society offering financial           Wisconsin
                                                        services and products

    Thrivent Financial Holdings, Inc.                   Holding Company with no independent operations         Delaware

         Thrivent Financial Bank                        Federally chartered bank                               Federal Charter

         Thrivent Investment Management Inc.            Broker-dealer and investment adviser                   Delaware

         North Meadows Investment Ltd.                  Organized for the purpose of holding and investing     Wisconsin
                                                        in real estate

         AAL Service Organization, Inc.                 Organized for the purpose of owning bank account       Wisconsin
                                                        withdrawal authorizations

         Lutheran Brotherhood Variable                  Life insurance company                                 Minnesota
         Insurance Products Company

         Thrivent Financial Investor Services Inc.      Transfer agent for The Lutheran Brotherhood Family     Pennsylvania
                                                        of Funds

         Thrivent Property & Casualty Insurance         Auto and homeowners insurance company                  Minnesota
         Agency, Inc.

Item 25. Indemnification
------------------------

Section 4.01 of Registrant's First Amended and Restated Bylaws, filed as an Exhibit to Post-effective Amendment No. 25 of this
Registration Statement, contains provisions requiring the indemnification by Registrant of its directors, officers and certain others under certain conditions.  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise,
Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director or officer or controlling person of
Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant and its officers, employees, and agents are insured under the fidelity bond required by Rule 17g-1 of the
Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser
-------------------------------------------------------------

Thrivent Financial for Lutherans (the "Adviser") is the investment adviser of the Registrant.  The Adviser is primarily engaged in the business of a fraternal benefit society organized under Wisconsin law.  Additional information about the Adviser's financial industry activities or affiliations is set forth in the Form ADV of Subadviser currently on file with the Securities and Exchange
Commission (File No. 801-60701).  The principal business address of the Adviser is 625 Fourth Avenue South, Minneapolis, Minnesota
55415.

The directors and officers of the Adviser are listed below, together with their principal occupations during the past two years.
(Their titles may have varied during that period.)

Name and Principal                                              Positions and Offices
Business Address                                                with Depositor
--------------------------------------------------------------------------------------
John O. Gilbert                                                 Director, Chairman

Bruce J. Nicholson                                              Director, President

Richard E. Beumer                                               Director
Vice Chairman
Jacobs Engineering Group, Inc.
501 N Broadway
St. Louis, MO  63102

Dr. Addie J. Butler                                             Director
Assistant to the Vice President
Community College of Philadelphia
1700 Spring Garden Street
Philadelphia, PA  19130

Gary J. Greenfield                                              Director
President
Wisconsin Lutheran College
8830 West Bluemound Road
Milwaukee, WI  53226

Robert H. Hoffman                                               Director
Vice President, Communication Division
Taylor Corporation
1725 Roe Crest Drive
P.O. Box 37208
North Mankato, MN  56002-3728

James M. Hushagen                                               Director
Partner
Eisenhower & Carlson, PLLC
1201 Pacific Avenue, Suite 1200
Edgewood, WA  98371

Richard C. Kessler                                              Director
President and Chief Executive Officer
The Kessler Enterprise, Inc.
7380 Sand Lake Road, Suite 120
Orlando, FL  32819

Richard C. Lundell                                              Director
President
Lundell Financial Group
7341 Dogwood
Excelsior, MN  55331

John P. McDaniel                                                Director
Chief Executive Officer
MedStar Health
5565 Sterrett Place
Columbia, MD  21044

Paul W. Middeke                                                 Director
Lutheran High School Association of St. Louis
5401 Lucas & Harriet Road, Suite 103
St. Louis, MO  63121

Robert B. Peregrine                                             Director
Partner
Peregrine & Roth, S.C.
633 West Wisconsin Avenue
Milwaukee, WI  53203-1960

Paul D. Schrage                                                 Director
Retired Sr. Executive Vice President
  & Chief Marketing Officer
McDonald's Corporation
42237 N. 112th Place
Scottsdale, AZ  85262

Dr. Kurt M. Senske                                              Director
President and Chief Executive Officer
Lutheran Social Services
8305 Cross Park Drive
Austin, TX  78754

Dr. Albert Siu                                                  Director
Chief Learning Officer
AT&T
23 North Gate Road
Mendham, NJ  07945

Adrian M. Tocklin                                               Director
4961 Bacopa Lane
Suite 801
St. Petersburg, FL  33715

Roger G. Wheeler                                                Director
Formerly President
Wheel-Air Charter, Inc.
6109 West 104th Street
Bloomington, MN 55438

Rev. Thomas R. Zehnder                                          Director
6308 Chiswick Park
Williamsburg, VA 23188-6368

Lawrence W. Stranghoener                                        Executive Vice President and Chief Financial Officer

Woodrow E. Eno, Esq.                                            Senior Vice President, General Counsel and Secretary

Jon M. Stellmacher                                              Executive Vice President
4321 North Ballard Road
Appleton, WI  54919

Jennifer H. Martin                                              Senior Vice President

Pamela J. Moret                                                 Senior Vice President

Frederick A. Ohlde                                              Senior Vice President

Larry A. Robins                                                 Senior Vice President

James H. Abitz                                                  Senior Vice President

Randall L. Boushek                                              Senior Vice President and Treasurer

The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. ("Subadviser" for the Small Cap Growth Portfolio).
The business and other connections of the officers and directors of Subadviser are set forth in the Form ADV of Subadviser currently on file with the Securities and Exchange Commission (File No. 801-26292).

The Adviser has entered into a subadvisory agreement with Fidelity Management & Research Company ("Subadviser" for the All Cap
Portfolio).  The business and other connections of the officers and directors of Subadviser are set forth in the Form ADV of
Subadviser currently on file with the Securities and Exchange Commission (File No. 801-7884).

The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company ("Subadviser" for the Mid Cap
Select Growth Portfolio and Investors Growth Portfolio).  The business and other connections of the officers and directors of
Subadviser are set forth in the Form ADV of Subadviser currently on file with the Securities and Exchange Commission (File No.
801-17352).

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. ("Subadviser" for the Growth Stock
Portfolio).  The business and other connections of the officers and directors of Subadviser are set forth in the Form ADV of
Subadviser currently on file with the Securities and Exchange Commission (File No.801-856).

The Adviser has entered into a subadvisory agreement with T. Rowe Price International, Inc. ("Subadviser" for the World Growth
Portfolio).  The business and other connections of the officers and directors of Subadviser are set forth in the Form ADV of
Subadviser currently on file with the Securities and Exchange Commission (File No. 801-14713)

Item 27. Principal Underwriters
-------------------------------

Not Applicable

Item 28. Location of Accounts and Records
-----------------------------------------

The Registrant maintains the records required to be maintained by it under Rules 31a-1(a), 31a-1(b), and 31a-2(a) under the
Investment Company Act of 1940 at its principal executive offices at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Certain
records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 under the Investment Company Act of 1940 by the Registrant's custodian at the following locations:

            Name                                      Address
            ----                                      -------

Wells Fargo Bank Minnesota, N.A.             Sixth and Marquette Avenue
                                             Minneapolis, Minnesota  55402

State Street Bank and Trust Company          225 Franklin Street
                                             Boston, Massachusetts  02110

Item 29. Management Services
----------------------------
     Not Applicable.

Item 30. Undertakings
---------------------

     Not Applicable.

                                                             SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment  Company Act of 1940,  Registrant  certifies that it meets all of the requirements for effectiveness of this Post-Effective  Amendment to its Registration  Statement pursuant to Rule
485(b)  under the  Securities  Act of 1933 and has duly caused this  amendment  to its  Registration  Statement  to be signed on its behalf by the undersigned  thereunto duly authorized,  in the City of Minneapolis and State of Minnesota,  on the 28th day of April,
2003.

                                                                                             LB SERIES FUND, INC.

                                                                                             By: /s/ John C. Bjork
                                                                                                 -------------------------------
                                                                                                  John C. Bjork
                                                                                                  Secretary and Senior Counsel

     Pursuant to the  requirements  of the Securities Act of 1933,  this  amendment to this  registration  statement has been signed below by the following persons in the capacities indicated on the 28th day of April 2003.

     Signature                            Title

     *                         President
------------------------       (Principal Executive Officer)
Pamela J. Moret

     *                         Treasurer and Principal
------------------------       Accounting Officer
Charles D. Gariboldi          (Principal Financial and Accounting Officer)

     *                         Director
-------------------------
Herbert F. Eggerding, Jr.

     *                         Director
-------------------------
Noel K. Estenson

     *                         Director
-------------------------
Jodi L. Harpstead

     *                         Director
------------------------
Connie M. Levi

* John C. Bjork, by signing his name hereto,  does hereby sign this  document on behalf of each of the  above-named  directors  and officers of LB Series Fund, Inc. pursuant to a power of attorney duly executed by such persons.

                                                                                 By: /s/ John C. Bjork
                                                                                    ------------------------------------------
                                                                                    John C. Bjork,
                                                                                    Attorney-in-Fact

                                                         INDEX TO EXHIBITS

Exhibit No.                    Item
-----------                    -----------------------------------------------------

EX-99.(b)(4)                   First Amended and Restated Bylaws

EX-99.(i)                      Opinion and Consent of Counsel

EX-99.(j)                      Consent of Independent Accountants